UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

AB MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

ANNUAL REPORT

AB MUNICIPAL INCOME FUND II

+	AB ARIZONA PORTFOLIO
+	AB MASSACHUSETTS PORTFOLIO
+	AB MICHIGAN PORTFOLIO
+	AB MINNESOTA PORTFOLIO
+	AB NEW JERSEY PORTFOLIO
+	AB OHIO PORTFOLIO
+	AB PENNSYLVANIA PORTFOLIO
+	AB VIRGINIA PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 13, 2015

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Municipal Income Fund II (the “Fund”) for the annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Municipal Income Fund II to AB Municipal Income Fund II. The Fund has eight Portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio.*

Investment Objectives and Policies

The eight Portfolios, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from federal taxation and state taxation of the respective state that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Each of the Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; tender option bonds; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on pages 9-16 show performance for each Portfolio compared to its benchmark, the Barclays Municipal Bond Index, which represents the municipal market, for the six-, eight- and 12-month periods ended May 31, 2015.

For the six-month period, all share classes of the AB Minnesota and AB New Jersey Portfolios underperformed the benchmark. Class A shares of the AB Arizona, AB Michigan, AB Ohio and AB Virginia Portfolios outperformed the benchmark, while all other share classes underperformed. Within the AB Pennsylvania Portfolio, Class A shares outperformed, Class C shares underperformed and Class B shares performed in line with the benchmark. All share classes of the AB Massachusetts Portfolio outperformed the benchmark in the period.

For the eight-month period, all share classes of the AB Minnesota and AB New Jersey Portfolios underperformed the benchmark. Class A shares of the AB Arizona, AB Ohio, AB Pennsylvania and AB Virginia Portfolios outperformed the benchmark, while all other share classes

*	The Fund’s Board of Directors recently approved a change to the Fund’s fiscal year end from September 30 to May 31. The change was approved for tax planning and efficiency purposes.

AB MUNICIPAL INCOME FUND II •	1

underperformed. All share classes of the AB Massachusetts and AB Michigan Portfolios outperformed the benchmark in the period.

For the 12-month period ended May 31, 2015, all share classes of the AB Massachusetts, AB Minnesota, AB New Jersey, AB Ohio and AB Pennsylvania Portfolios underperformed the benchmark. Class A shares of the AB Arizona and AB Virginia Portfolios outperformed the benchmark, while all other share classes underperformed. Within the AB Michigan Portfolio, Class A shares performed in line with the benchmark, while all other share classes underperformed.

AB Arizona Portfolio – For the six-month period, security selection within the transportation, housing, insured and water sectors contributed to performance, relative to the benchmark. Security selection in the local general obligation sector detracted. For the eight-month period, security selection within transportation, water, leasing and housing contributed to performance, as did an underweight in the state general obligation sector. For the 12-month period, security selection in the special tax, insured, transportation and local general obligation sectors contributed, as did an underweight in the state general obligation sector. Security selection in the power and education sectors detracted from performance. An overweight in the special tax sector also had a negative impact on returns.

AB Massachusetts Portfolio – For the six-month period, security selection in the education and transportation sectors contributed to performance, as did an underweight in the local general obligation sector, relative to the benchmark. Security selection within the pre-refunded sector detracted from performance. For the eight-month period, security selection within the education, transportation and housing sectors contributed, as did an underweight in the state general obligation sector. Detracting from returns was security selection in the pre-refunded sector. For the 12-month period, security selection in the education, transportation, special tax and water sectors contributed to performance. An underweight in the state general obligation sector contributed further to returns. Security selection within the power and pre-refunded sectors detracted from performance.

AB Michigan Portfolio – For the six-month period, security selection within the leasing, housing, local general obligation, special tax and power sectors contributed to performance, relative to the benchmark. For the eight-month period, security selection in the local general obligation, leasing, special tax and housing sectors contributed, as did an underweight in the state general obligation sector. For the 12-month period, an underweight in the state general obligation sector and an overweight in health care contributed to performance, while an underweight in transportation detracted. Security selection in the water, local general obligation, leasing, health care and housing sectors also contributed to returns, while security selection within the power sector detracted.

2	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio – For both the six- and eight-month periods, security selection in the education, health care and leasing sectors contributed to performance, while security selection within the local general obligation sector detracted, relative to the benchmark. For the 12-month period, security selection in the education sector contributed to returns, as did an underweight in the state general obligation sector. An underweight in the transportation sector detracted.

AB New Jersey Portfolio – For the six-month period, security selection within the industrials, transportation, housing and special tax sectors contributed to performance, relative to the benchmark. Security selection in the pre-refunded and leasing sectors detracted, as did an overweight in the leasing sector. For the eight-month period, security selection in the industrials sector contributed to performance, as did an underweight in the state general obligation sector. Security selection in the pre-refunded and leasing sectors detracted from returns, while an overweight in the leasing sector also had a negative impact on performance. For the 12-month period, security selection in the power, pre-refunded, education and leasing sectors detracted from performance, as did an overweight in the pre-refunded sector. An underweight in the state general obligation sector contributed to performance.

AB Ohio Portfolio – For the six-month period, security selection in the local general obligation, health care, leasing, education and special tax sectors contributed to performance, relative to the benchmark. Security selection within the pre-refunded and water sectors detracted. For both the eight- and 12-month periods, security selection in the local general obligation, special tax, leasing and health care sectors contributed to performance, as did an underweight in the state general obligation sector. Security selections within the power, water and pre-refunded sectors detracted from returns in the periods.

AB Pennsylvania Portfolio – For the six-month period, security selection within the education, local general obligation, special tax and transportation sectors contributed to performance, relative to the benchmark. For the eight-month period, security selection in the education, special tax, local general obligation and housing sectors contributed to performance, as did an underweight in the state general obligation sector. Both security selection and an underweight in the health care sector detracted from returns in the period. For the 12-month period, security selection in the local general obligation, education and special tax sectors contributed to performance. An underweight in the state general obligation sector also had a positive impact on returns. Security selection in the power sector detracted in the period, as did an underweight in health care.

AB Virginia Portfolio – For the six-month period, security selection in the special tax, local general obligation, education, water and housing sectors contributed to performance, as did a sector overweight in health care, relative to the benchmark. For the eight-month period, security selection in the special

AB MUNICIPAL INCOME FUND II •	3

tax, education, local general obligation and water sectors contributed, as did an overweight in health care and an underweight in the state general obligation sector. For the 12-month period, security selection within the transportation, special tax, education and local general obligation sectors contributed to performance. An underweight in the state general obligation sector and an overweight in the health care sector also had a positive impact on returns. Security selection within the pre-refunded and health care sectors detracted from performance in all three periods.

The AB Massachusetts, AB Minnesota, AB New Jersey, AB Ohio and AB Virginia Portfolios used derivatives in the form of interest rate swaps for the six-, eight- and 12-month periods ended May 31, 2015, for hedging purposes, which had no material impact on performance.

Market Review and Investment Strategy

Bond markets experienced substantial volatility during the
12-month period ended May 31, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 10 basis points (“bps”) during the six-month period, 41 bps during the eight-month period and 36 bps over the 12-month period. High-grade municipal yields rose by 12 bps over the six-month period, 5 bps during the eight-month period and 5 bps over the 12-month period. The market has started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields have risen more than longer-maturity municipal yields over the three periods. Investor demand for municipals has remained positive, but new supply has also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seemed to view lower oil prices and easing monetary policy globally to be ultimately beneficial to the health of the U.S. economy.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance

4	• AB MUNICIPAL INCOME FUND II

company may decline. As of May 31, 2015, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM† Bonds*
Arizona	28.11%	0.00%
Massachusetts	8.98	2.75
Michigan	12.29	0.00
Minnesota	9.45	0.00
New Jersey	24.82	11.55
Ohio	15.98	3.42
Pennsylvania	16.30	2.14
Virginia	9.94	0.80

*	Breakdowns expressed as a percentage of investments in municipal bonds.

†	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

AB MUNICIPAL INCOME FUND II •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Portfolios could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB MUNICIPAL INCOME FUND II

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of shares of the Portfolios as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND II •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8	• AB MUNICIPAL INCOME FUND II

Disclosures and Risks

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Arizona Portfolio
Class A	0.89%	1.94%	3.42%

Class B*	0.52%	1.45%	2.60%

Class C	0.43%	1.45%	2.60%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 – 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Arizona Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	9

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Massachusetts Portfolio
Class A	1.17%	2.26%	3.12%

Class B*	0.81%	1.77%	2.40%

Class C	0.81%	1.77%	2.40%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Massachusetts Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

10	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Michigan Portfolio
Class A	0.87%	2.22%	3.18%

Class B*	0.51%	1.73%	2.46%

Class C	0.51%	1.63%	2.46%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Michigan Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	11

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Minnesota Portfolio
Class A	0.57%	1.37%	2.71%

Class B*	0.30%	0.98%	2.08%

Class C	0.20%	0.88%	1.98%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Minnesota Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

12	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB New Jersey Portfolio
Class A	0.64%	1.43%	2.02%

Class B*	0.27%	0.95%	1.30%

Class C	0.17%	0.84%	1.18%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB New Jersey Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	13

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Ohio Portfolio
Class A	1.02%	1.76%	3.03%

Class B*	0.65%	1.28%	2.30%

Class C	0.55%	1.28%	2.30%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Ohio Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

14	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Pennsylvania Portfolio
Class A	1.07%	1.99%	2.76%

Class B*	0.71%	1.50%	2.02%

Class C	0.61%	1.49%	2.02%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Pennsylvania Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	15

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	8 Months	12 Months
AB Virginia Portfolio
Class A	1.05%	1.94%	3.41%

Class B*	0.68%	1.46%	2.68%

Class C	0.68%	1.46%	2.69%

Barclays Municipal Bond Index	0.71%	1.58%	3.18%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Virginia Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

16	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.05%	3.30%
1 Year	3.42%	0.33%
5 Years	4.11%	3.47%
10 Years	3.96%	3.64%

Class B Shares			1.38%	2.22%
1 Year	2.60%	-0.40%
5 Years	3.39%	3.39%
10 Years(a)	3.53%	3.53%

Class C Shares			1.38%	2.22%
1 Year	2.60%	1.60%
5 Years	3.39%	3.39%
10 Years	3.24%	3.24%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.12%
5 Years				3.44%
10 Years				3.57%

Class B Shares
1 Year				-0.50%
5 Years				3.36%
10 Years(a)				3.47%

Class C Shares
1 Year				1.49%
5 Years				3.35%
10 Years				3.17%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	17

Historical Performance

AB ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.70% and 1.70% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, exclusive of interest expense, to 0.78%, 1.53% and 1.53% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

18	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.42%	2.30%
1 Year	3.12%	0.05%
5 Years	4.16%	3.53%
10 Years	4.17%	3.85%

Class B Shares			0.73%	1.18%
1 Year	2.40%	-0.60%
5 Years	3.46%	3.46%
10 Years(a)	3.74%	3.74%

Class C Shares			0.73%	1.18%
1 Year	2.40%	1.40%
5 Years	3.44%	3.44%
10 Years	3.45%	3.45%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.37%
5 Years				3.47%
10 Years				3.79%

Class B Shares
1 Year				-0.26%
5 Years				3.38%
10 Years(a)				3.68%

Class C Shares
1 Year				1.74%
5 Years				3.38%
10 Years				3.39%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	19

Historical Performance

AB MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.61% and 1.61% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.52% and 1.52% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

20	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.72%	2.76%
1 Year	3.18%	0.09%
5 Years	3.12%	2.50%
10 Years	3.41%	3.09%

Class B Shares			1.06%	1.70%
1 Year	2.46%	-0.54%
5 Years	2.41%	2.41%
10 Years(a)	2.99%	2.99%

Class C Shares			1.03%	1.65%
1 Year	2.46%	1.46%
5 Years	2.41%	2.41%
10 Years	2.70%	2.70%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				1.00%
5 Years				2.43%
10 Years				3.04%

Class B Shares
1 Year				0.33%
5 Years				2.32%
10 Years(a)				2.93%

Class C Shares
1 Year				2.43%
5 Years				2.34%
10 Years				2.64%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	21

Historical Performance

AB MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.16%, 1.93% and 1.92% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

22	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.44%	2.46%
1 Year	2.71%	-0.34%
5 Years	3.87%	3.25%
10 Years	3.78%	3.47%

Class B Shares			0.79%	1.35%
1 Year	2.08%	-0.90%
5 Years	3.15%	3.15%
10 Years(a)	3.34%	3.34%

Class C Shares			0.74%	1.26%
1 Year	1.98%	0.99%
5 Years	3.14%	3.14%
10 Years	3.05%	3.05%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.25%
5 Years				3.23%
10 Years				3.42%

Class B Shares
1 Year				-0.80%
5 Years				3.13%
10 Years(a)				3.31%

Class C Shares
1 Year				1.09%
5 Years				3.12%
10 Years				3.02%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	23

Historical Performance

AB MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.04%, 1.81% and 1.79% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

24	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.06%	3.48%
1 Year	2.02%	-1.00%
5 Years	3.98%	3.34%
10 Years	3.75%	3.44%

Class B Shares			1.41%	2.38%
1 Year	1.30%	-1.65%
5 Years	3.23%	3.23%
10 Years(a)	3.31%	3.31%

Class C Shares			1.38%	2.33%
1 Year	1.18%	0.20%
5 Years	3.23%	3.23%
10 Years	3.02%	3.02%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.45%
5 Years				3.22%
10 Years				3.36%

Class B Shares
1 Year				-1.08%
5 Years				3.14%
10 Years(a)				3.24%

Class C Shares
1 Year				0.79%
5 Years				3.13%
10 Years				2.94%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	25

Historical Performance

AB NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.71% and 1.70% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

26	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.91%	3.11%
1 Year	3.03%	-0.09%
5 Years	3.31%	2.69%
10 Years	3.55%	3.23%

Class B Shares			1.26%	2.05%
1 Year	2.30%	-0.69%
5 Years	2.62%	2.62%
10 Years(a)	3.12%	3.12%

Class C Shares			1.23%	2.00%
1 Year	2.30%	1.30%
5 Years	2.59%	2.59%
10 Years	2.83%	2.83%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.15%
5 Years				2.61%
10 Years				3.16%

Class B Shares
1 Year				-0.74%
5 Years				2.52%
10 Years(a)				3.04%

Class C Shares
1 Year				1.15%
5 Years				2.52%
10 Years				2.75%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	27

Historical Performance

AB OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.72% and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

28	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.57%	2.49%
1 Year	2.76%	-0.29%
5 Years	4.13%	3.49%
10 Years	3.82%	3.50%

Class B Shares			0.97%	1.54%
1 Year	2.02%	-0.97%
5 Years	3.40%	3.40%
10 Years(a)	3.38%	3.38%

Class C Shares			0.88%	1.40%
1 Year	2.02%	1.03%
5 Years	3.38%	3.38%
10 Years	3.09%	3.09%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.05%
5 Years				3.36%
10 Years				3.41%

Class B Shares
1 Year				-0.60%
5 Years				3.27%
10 Years(a)				3.29%

Class C Shares
1 Year				1.40%
5 Years				3.27%
10 Years				3.00%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	29

Historical Performance

AB PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.78% and 1.77% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance and footnotes continued on next page)

30	• AB MUNICIPAL INCOME FUND II

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.61%	2.63%
1 Year	3.41%	0.33%
5 Years	4.33%	3.70%
10 Years	4.21%	3.89%

Class B Shares			0.94%	1.53%
1 Year	2.68%	-0.32%
5 Years	3.61%	3.61%
10 Years(a)	3.78%	3.78%

Class C Shares			0.92%	1.50%
1 Year	2.69%	1.69%
5 Years	3.61%	3.61%
10 Years	3.50%	3.50%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.22%
5 Years				3.65%
10 Years				3.83%

Class B Shares
1 Year				-0.43%
5 Years				3.56%
10 Years(a)				3.71%

Class C Shares
1 Year				1.57%
5 Years				3.56%
10 Years				3.43%

(Historical Performance and footnotes continued on next page)

AB MUNICIPAL INCOME FUND II •	31

Historical Performance

AB VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.62% and 1.62% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

32	• AB MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB Arizona Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.90	$4.01	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,005.20	$7.70	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Class C
Actual	$1,000	$1,004.30	$7.70	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%

AB MUNICIPAL INCOME FUND II •	33

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB Massachusetts Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.70	$3.96	0.79%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%
Class B
Actual	$1,000	$1,008.10	$7.61	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class C
Actual	$1,000	$1,008.10	$7.61	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%

AB Michigan Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.70	$4.36	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$1,005.10	$8.00	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,005.10	$8.00	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

AB Minnesota Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.70	$4.35	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$1,003.00	$7.99	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,002.00	$7.99	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

34	• AB MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB New Jersey Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.40	$4.20	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class B
Actual	$1,000	$1,002.70	$7.84	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,001.70	$7.84	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

AB Ohio Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.20	$4.11	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,006.50	$7.75	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$1,005.50	$7.75	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

AB Pennsylvania Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.70	$4.36	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$1,007.10	$8.01	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,006.10	$8.00	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

AB MUNICIPAL INCOME FUND II •	35

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

AB Virginia Portfolio

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.50	$4.01	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,006.80	$7.65	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000	$1,006.80	$7.65	1.53%
Hypothetical**	$1,000	$1,017.30	$7.70	1.53%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

36	• AB MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

May 31, 2015 (unaudited)

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore have been deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND II •	37

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2015 (unaudited)

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore have been deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

38	• AB MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2015 (unaudited)

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore have been deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND II •	39

Bond Rating Summary

BOND RATING SUMMARY*

May 31, 2015 (unaudited)

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore have been deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (“N/A”) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

40	• AB MUNICIPAL INCOME FUND II

Bond Rating Summary

AB ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.0%
Long-Term Municipal Bonds – 102.0%
Arizona – 84.5%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29	$1,500	$1,766,385
Series 2013A 5.00%, 7/01/37	3,000	3,339,510
Arizona Game & Fish Department & Commission Series 2006 5.00%, 7/01/26	1,000	1,043,980
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	1,000	964,980
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,110,270
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/34	3,000	3,327,600
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,307,972
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,283,440
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,616,350
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2008A 5.00%, 7/01/26	4,080	4,515,703
Series 2010A 5.00%, 7/01/31	2,000	2,227,920
City of Show Low AZ ACA Series 2000 6.00%, 1/01/18	385	385,377
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28-7/01/29	2,360	2,700,159

AB MUNICIPAL INCOME FUND II •	41

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/26	$1,000	$1,157,230
AGM Series 2010 5.00%, 7/01/25	2,000	2,295,600
County of Pinal AZ Series 2014 5.00%, 8/01/32	4,540	5,122,754
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	290	278,702
Downtown Phoenix Hotel Corp. (Downtown Phoenix Hotel Corp. Hotel Occupancy Tax) FGIC Series 2005A 5.00%, 7/01/29	1,400	1,418,788
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	916	918,372
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Golf Village) Series 2001A 7.875%, 7/01/25	1,725	1,727,967
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,638,550
Goodyear Industrial Development Authority (Liberty Utilities Litchfield Park Water & Sewer Corp.) Series 1999 5.95%, 10/01/23	1,995	2,001,045
Greater Arizona Development Authority NATL Series 2005A 5.00%, 8/01/21	1,600	1,611,520
NATL Series 2005B 5.00%, 8/01/25	4,320	4,350,931
Hassayampa Community Facilities District Series 2000 7.50%, 7/01/24	405	406,499
Industrial Development Authority of the City of Phoenix (The) (Capitol Mall LLC Lease) AMBAC Series 2005 5.00%, 9/15/25	1,800	1,823,778

42	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.00%, 7/01/32	$250	$266,183
Industrial Development Authority of the City of Phoenix (The) (JMF-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	2,500	2,687,300
Industrial Development Authority of the County of Pima (The) (Horizon Community Learning Center) Series 2005 5.125%, 6/01/20	1,280	1,283,366
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	2,000	2,294,680
Northern Arizona University BAM Series 2015 5.00%, 6/01/34	1,000	1,118,430
Pima County Regional Transportation Authority Series 2011 5.00%, 6/01/26	4,000	4,620,920
Pinal County Industrial Development Authority (Florence West Prison LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,436,218
Salt River Project Agricultural Improvement & Power District Series 2012A 5.00%, 12/01/29	1,500	1,738,230
Series 2015A 5.00%, 12/01/35(a)	2,000	2,311,420
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	1,000	1,109,490
5.25%, 12/01/22-12/01/23	1,165	1,382,521
State of Arizona COP AGM Series 2008A 5.00%, 9/01/24	6,000	6,543,780
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,752,760

AB MUNICIPAL INCOME FUND II •	43

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Student & Academic Services LLC (Northern Arizona Capital Facilities Finance Corp.) BAM Series 2014 5.00%, 6/01/44	$1,200	$1,313,628
Sundance Community Facilities District Assessment District No. 1 Series 2002 7.75%, 7/01/22	526	526,347
Tucson Airport Authority, Inc. AMBAC Series 2001 5.35%, 6/01/31	6,475	6,494,943
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32	985	985,404
University of Arizona Series 2014 5.00%, 8/01/33	3,765	4,245,075
Western Maricopa Education Center District No. 402 Series 2014B 4.50%, 7/01/33-7/01/34	4,940	5,300,072

		109,752,149

District of Columbia – 0.9%
District of Columbia Water & Sewer Authority Series 2014C 5.00%, 10/01/44	1,000	1,120,140

Florida – 1.6%
City of Orlando FL Series 2014A 5.25%, 11/01/33	1,820	2,082,935

Illinois – 2.8%
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	2,360	2,602,183
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	1,000	1,088,240

		3,690,423

Louisiana – 0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	500	495,275

44	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.2%
Commonwealth of Massachusetts NATL Series 2000G 0.105%, 12/01/30(b)(c)	$225	$209,985

Nebraska – 1.0%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	1,165	1,322,485

New York – 5.2%
New York State Dormitory Authority (New York State Pers Income Tax) Series 2012A 5.00%, 12/15/30(d)	4,655	5,390,676
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.454%, 3/01/27(b)(c)	500	481,788
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	820	915,309

		6,787,773

North Carolina – 0.4%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	500	515,380

Puerto Rico – 3.0%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	1,855	1,910,966
Series 2008 5.125%, 12/01/27	385	413,024
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.125%, 11/15/30	1,500	1,537,560

		3,861,550

AB MUNICIPAL INCOME FUND II •	45

AB Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 2.0%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	$1,000	$1,097,240
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	1,007,563
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	420	497,406

		2,602,209

Total Investments – 102.0% (cost $127,906,384)		132,440,304
Other assets less liabilities – (2.0)%		(2,639,303)

Net Assets – 100.0%		$129,801,001

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of May 31, 2015.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of these securities amounted to $691,773 or 0.53% of net assets.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 28.1% and 0.0%, respectively.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
CFD	– Community Facilities District
COP	– Certificate of Participation
FGIC	– Financial Guaranty Insurance Company
NATL	– National Interstate Corporation

See notes to financial statements.

46	• AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio—Portfolio of Investments

AB MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 99.0%
Massachusetts – 82.9%
Boston Water & Sewer Commission Series 2009A 5.00%, 11/01/26	$2,000	$2,266,540
Series 2010A 5.00%, 11/01/29-11/01/30	5,000	5,684,600
City of Fall River MA AGM Series 2008 5.00%, 7/15/28	5,085	5,597,059
City of Springfield MA AGM Series 2007 5.00%, 2/01/17 (Pre-refunded/ETM)	435	466,359
5.00%, 8/01/19	2,565	2,741,062
Commonwealth of Massachusetts Series 2008A 5.00%, 9/01/28	2,800	3,133,732
NATL Series 2000E 0.12%, 12/01/30(a)	1,350	1,259,844
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/01/31	2,500	2,865,400
AGM Series 2005A 3.86%, 6/01/20(b)	2,000	2,149,340
Marthas Vineyard Land Bank BAM Series 2014 5.00%, 5/01/31-5/01/32	2,830	3,237,133
Massachusetts Bay Transportation Authority Series 2010B 5.00%, 7/01/28-7/01/29	1,670	1,920,776
Series 2012A 5.00%, 7/01/41	2,850	3,163,015
Massachusetts Clean Water Trust (The) Series 200612 5.00%, 8/01/16 (Pre-refunded/ETM)	3,000	3,162,570
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2009 5.00%, 8/01/25	3,000	3,445,530
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/26	6,900	7,772,091

AB MUNICIPAL INCOME FUND II •	47

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency Series 2007G 5.00%, 7/01/17 (Pre-refunded/ETM)	$1,050	$1,140,909
Series 2008 5.00%, 9/01/18 (Pre-refunded/ETM)	6,000	6,749,820
Massachusetts Development Finance Agency (Baystate Medical Obligated Group) Series 2014N 5.00%, 7/01/44	7,000	7,656,530
Massachusetts Development Finance Agency (Bentley University) Series 2010 5.00%, 7/01/28	4,500	5,067,585
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,390,481
Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	3,250	3,684,882
Massachusetts Development Finance Agency (Boston University) Series 2009V-1 5.00%, 10/01/29	3,300	3,709,860
Massachusetts Development Finance Agency (Brandeis University) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,671,698
Series 2010O-2 5.00%, 10/01/28	3,500	3,931,585
Massachusetts Development Finance Agency (Children’s Hospital Corp (The)) Series 2014P 5.00%, 10/01/34	1,055	1,197,035
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	5,000	5,546,050
Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	1,000	1,030,630
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,194,857

48	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2007G 5.00%, 7/01/27	$950	$1,020,804
Massachusetts Development Finance Agency (Sterling and Francine Clark Art Institute) Series 2011 5.00%, 7/01/31	7,000	7,934,500
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy (The)) Series 2010 5.00%, 10/01/30	5,000	5,748,900
Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	1,460	1,709,864
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,754,912
Massachusetts Health & Educational Facilities Authority Series 2007L 5.00%, 7/01/16 (Pre-refunded/ETM)	4,665	4,897,084
Series 2009O 5.75%, 7/01/18 (Pre-refunded/ETM)	5,500	6,277,205
Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	3,000	3,257,970
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	1,005	1,111,631
Massachusetts Health & Educational Facilities Authority (Milford Regional Medical Center Obligated Group) Series 2007E 5.00%, 7/15/22	1,220	1,286,344
Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	8,000,588

AB MUNICIPAL INCOME FUND II •	49

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 2009A 5.25%, 11/15/23	$2,000	$2,294,880
Massachusetts Health & Educational Facilities Authority (Sterling and Francine Clark Art Institute) Series 2010B 5.00%, 7/01/30	3,860	4,388,434
Massachusetts Health & Educational Facilities Authority (Suffolk University) Series 2009A 6.00%, 7/01/24	2,000	2,300,720
Massachusetts Health & Educational Facilities Authority (Winchester Hospital) Series 2010 5.25%, 7/01/38	2,500	2,721,250
Massachusetts Health & Educational Facilities Authority (Woods Hole Oceanographic Institution) Series 2008B 5.25%, 6/01/26	1,905	2,141,449
5.375%, 6/01/27	3,060	3,445,254
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	3,099,662
Series 2012B 5.00%, 7/01/32	1,430	1,622,836
Massachusetts School Building Authority Series 2011B 5.00%, 10/15/32	3,720	4,245,338
Series 2013A 5.00%, 5/15/32	2,500	2,862,700
NATL Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	2,700	2,726,676
Massachusetts State College Building Authority AMBAC Series 2006A 5.00%, 5/01/16 (Pre-refunded/ETM)	2,635	2,748,331
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26-8/01/29	4,425	5,164,290
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	6,891,840

50	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University of Massachusetts Building Authority Series 20082 5.00%, 5/01/18 (Pre-refunded/ETM)	$6,000	$6,685,020
University of Massachusetts Building Authority (University of Massachusetts) Series 20141 5.00%, 11/01/44	2,000	2,250,680

		201,426,135

Arizona – 2.7%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	4,065	4,336,542
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	255	245,065
Goodyear Industrial Development Authority (Liberty Utilities Litchfield Park Water & Sewer Corp.) Series 2001 6.75%, 10/01/31	1,160	1,163,735
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	732,264

		6,477,606

California – 0.7%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,055	1,209,906
Series 2008A 5.50%, 8/15/23	360	407,718

		1,617,624

Florida – 1.8%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,090,800
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2014 5.00%, 10/01/27	3,000	3,427,170

		4,517,970

AB MUNICIPAL INCOME FUND II •	51

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	$500	$501,700

Illinois – 1.1%
Illinois Finance Authority (Advocate Health Care Network Obligated Group) Series 2014 5.00%, 8/01/33	1,900	2,123,212
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24(c)	500	497,840

		2,621,052

Kansas – 0.4%
Kansas Development Finance Authority (Kansas Development Finance Authority State Lease) Series 2015G 5.00%, 4/01/34	1,000	1,101,160

Michigan – 1.2%
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	1,000	1,102,710
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,605	1,719,982

		2,822,692

Nevada – 0.3%
State of Nevada NATL Series 2007B 5.00%, 12/01/17 (Pre-refunded/ETM)	620	682,074

New Jersey – 0.6%
New Jersey Economic Development Authority Series 2014U 5.00%, 6/15/40	1,400	1,412,124

New York – 3.3%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	1,080	1,129,918
5.00%, 6/01/22	5	5,221

52	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28	$6,065	$6,881,773

		8,016,912

Ohio – 0.5%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2006 3.625%, 12/01/33	1,295	1,344,469

Pennsylvania – 0.5%
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	1,140	1,228,452

Puerto Rico – 1.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	711,618
Series 2008 5.125%, 12/01/27	1,965	2,108,032

		2,819,650

Texas – 1.2%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,097,240
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,090	1,307,433
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	545	645,444

		3,050,117

AB MUNICIPAL INCOME FUND II •	53

AB Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.4%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(d)	$750	$893,115

Total Municipal Obligations (cost $224,342,133)		240,532,852

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(e)(f) (cost $1,091,960)	1,091,960	1,091,960

Total Investments – 99.5% (cost $225,434,093)		241,624,812
Other assets less liabilities – 0.5%		1,278,168

Net Assets – 100.0%		$242,902,980

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	$8,000	12/01/17	SIFMA*	3.792%	$731,987

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $1,259,844 or 0.52% of net assets.

(b)	Variable rate coupon, rate shown as of May 31, 2015.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2015.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the market value of this security amounted to $893,115 or 0.4% of net assets.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

54	• AB MUNICIPAL INCOME FUND II

AB Massachusetts Portfolio—Portfolio of Investments

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.0% and 2.8%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	55

AB Massachusetts Portfolio—Portfolio of Investments

AB MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.3%
Long-Term Municipal Bonds – 95.3%
Michigan – 75.0%
City of Detroit MI Series 2010 5.00%, 11/01/30	$2,000	$2,138,520
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/32	2,000	2,119,640
City of Grand Rapids MI Sanitary Sewer System Revenue Series 2012 5.00%, 1/01/30	1,180	1,349,188
City of Holland MI Series 2014A 5.00%, 7/01/33	1,250	1,401,200
Detroit City School District Series 2012A 5.00%, 5/01/31	2,365	2,570,448
Dexter Community Schools AGM Series 2008 5.00%, 5/01/25	2,250	2,487,712
Lansing Community College Series 2012 5.00%, 5/01/32	1,240	1,409,471
Michigan Finance Authority (CHE Trinity Health Obligated Group) Series 2010A 5.00%, 12/01/27	1,000	1,140,270
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	1,000	1,074,680
Michigan Finance Authority (Michigan Finance Authority SRF) Series 2012 5.00%, 10/01/30	1,000	1,157,710
Michigan Finance Authority (Oakwood Obligated Group) Series 2013 5.00%, 8/15/31	1,500	1,651,245
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31	1,165	1,269,582

56	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	$1,875	$2,009,325
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/32	1,600	1,687,152
Michigan State Housing Development Authority (Danbury Superior Ltd. Dividend Housing Association LP) Series 2002A 5.30%, 6/01/35	2,285	2,292,563
Michigan State University Series 2013A 5.00%, 8/15/38	2,000	2,233,300
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	640	609,184
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	500	512,825
Michigan Strategic Fund (Michigan Strategic Fund State Lease) Series 2011 5.25%, 10/15/31	2,150	2,432,381
Michigan Technological University Series 2012A 5.00%, 10/01/26	1,550	1,774,456
Oakland University Series 2012 5.00%, 3/01/27-3/01/32	2,600	2,902,848
Plymouth Educational Center Charter School Series 2005 5.125%, 11/01/18	1,050	944,139
State of Michigan (State of Michigan Fed Hwy Grant) AGM Series 2007 5.25%, 9/15/26	3,500	3,794,280
Wayne County Airport Authority Series 2014B 5.00%, 12/01/44	1,000	1,086,590

		42,048,709

AB MUNICIPAL INCOME FUND II •	57

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 0.3%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	$160	$153,767

Florida – 1.0%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	500	547,745

Georgia – 2.5%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014B 5.00%, 1/01/32	1,250	1,409,588

Illinois – 0.7%
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.625%, 3/01/33	467	414,467

Kansas – 1.9%
Kansas Development Finance Authority (Kansas Development Finance Authority State Lease) Series 2015G 5.00%, 4/01/34	1,000	1,101,160

Massachusetts – 0.8%
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	450	469,692

New York – 2.5%
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/39	1,000	1,115,300
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.454%, 3/01/27(b)(c)	300	289,073

		1,404,373

58	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 6.2%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,215	$1,251,656
Series 2008 5.125%, 12/01/27	145	155,555
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Ascension Health Credit Group) Series 2000A 6.125%, 11/15/30	2,000	2,050,080

		3,457,291

Tennessee – 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	400	439,720

Texas – 3.6%
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/32	1,000	1,157,020
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	470	563,756
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	235	278,310

		1,999,086

Total Municipal Obligations (cost $51,551,696)		53,445,598

AB MUNICIPAL INCOME FUND II •	59

AB Michigan Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(d)(e) (cost $2,033,551)	2,033,551	$2,033,551

Total Investments – 98.9% (cost $53,585,247)		55,479,149
Other assets less liabilities – 1.1%		599,306

Net Assets – 100.0%		$56,078,455

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the market value of this security amounted to $609,184 or 1.1% of net assets.

(b)	Variable rate coupon, rate shown as of May 31, 2015.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $289,073 or 0.52% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.3% and 0.0%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
SRF	– State Revolving Fund

See notes to financial statements.

60	• AB MUNICIPAL INCOME FUND II

AB Michigan Portfolio—Portfolio of Investments

AB MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.7%
Long-Term Municipal Bonds – 99.7%
Minnesota – 99.7%
Anoka-Hennepin Independent School District No 11 COP Series 2014A 5.00%, 2/01/34	$1,695	$1,878,128
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/22-1/01/32	2,850	3,158,763
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	889,918
City of Chaska MN Electric Revenue Series 2005A 5.25%, 10/01/25	1,000	1,015,530
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	650	690,788
City of Minneapolis MN (Fairview Health Services Obligated Group) AMBAC Series 2005D 5.00%, 11/15/30	1,000	1,016,540
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,228,870
City of Minneapolis MN (National Marrow Donor Program) Series 2010 4.875%, 8/01/25	1,170	1,225,552
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Children’s Health Care) Series 2010A 5.00%, 8/15/30	1,000	1,007,340
5.25%, 8/15/25-8/15/35	1,500	1,712,870
City of Minnetonka MN (Minnetonka Heights LP) Series 1999A 5.30%, 1/20/27	1,620	1,620,227
City of Rochester MN (Mayo Clinic/Rochester MN) Series 2010D 5.00%, 11/15/38	1,000	1,124,630
City of Rochester MN Electric Utility Revenue Series 2013B 5.00%, 12/01/43	1,000	1,121,100

AB MUNICIPAL INCOME FUND II •	61

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of St Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30	$1,500	$1,680,885
City of St Louis Park MN (Park Nicollet Health Services Obligated Group) Series 2009 5.50%, 7/01/29	1,150	1,302,984
City of St Paul MN (City of St Paul MN Sales Tax) Series 2014G 5.00%, 11/01/30-11/01/32	2,900	3,287,885
City of St Paul MN Recreational Facilities Revenue (Highland National Project) Series 2005 5.00%, 10/01/20-10/01/25	2,750	2,792,895
City of White Bear Lake MN (Renova Partners LP) Series 2001 5.60%, 10/01/30	1,000	988,980
Cloquet Independent School District No 94 Series 2015B 5.00%, 2/01/31(a)	2,200	2,541,946
County of Hennepin MN Sales Tax Revenue Series 2008B 5.00%, 12/15/23	3,475	3,835,670
Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	420	491,043
Minneapolis-St Paul Metropolitan Airports Commission Series 2010A 5.00%, 1/01/30	1,250	1,379,800
Series 2012B 5.00%, 1/01/29-1/01/31	1,900	2,158,370
Minnesota Agricultural & Economic Development Board (Essentia Health) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,149,930
Minnesota Higher Education Facilities Authority (Carleton College) Series 2010D 5.00%, 3/01/30	2,000	2,248,460
Minnesota Higher Education Facilities Authority (College of St Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,077,820

62	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/31	$2,770	$3,035,588
Minnesota Higher Education Facilities Authority (St Catherine University) Series 2012S 5.00%, 10/01/32	1,400	1,487,178
Minnesota Higher Education Facilities Authority (St Olaf College) Series 2010 7-F 5.00%, 10/01/20	700	798,490
Minnesota Higher Education Facilities Authority (University of St Thomas/Minneapolis) Series 2009 7-A 5.00%, 10/01/29	1,000	1,135,310
Minnesota Municipal Power Agency
Series 2014 5.00%, 10/01/32	750	850,972
North St Paul-Maplewood-Oakdale Independent School District No 622 AGM Series 2006B 5.00%, 8/01/20	3,425	3,671,326
Northern Municipal Power Agency Series 2010A-2 5.00%, 1/01/23-1/01/24	4,135	4,703,372
St Paul Housing & Redevelopment Authority 5.00%, 7/01/32	1,000	1,106,540
St Paul Housing & Redevelopment Authority (Allina Health System) Series 2009 A-2 5.25%, 11/15/28	1,200	1,369,092
St Paul Housing & Redevelopment Authority (Block 19 Ramp Parking Project) Series 2010A 5.00%, 8/01/30	1,870	2,092,081
St Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,751,627
St Paul Port Authority (St Paul Port Authority State Lease) Series 2013-3 5.00%, 12/01/24	3,945	4,739,050
State of Minnesota Series 2008A 5.00%, 6/01/21	3,000	3,338,070

AB MUNICIPAL INCOME FUND II •	63

AB Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Minnesota (State of Minnesota Pub Safety Communications) AGC Series 2009 5.00%, 6/01/21	$1,970	$2,254,488
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,091,620
5.00%, 1/01/39	1,500	1,705,920
Waconia Independent School District No 110 Series 2015B 4.00%, 2/01/34	2,545	2,648,454
Western Minnesota Municipal Power Agency Series 2014A 5.00%, 1/01/40	2,500	2,795,375
Woodbury Housing & Redevelopment Authority (St Therese of Woodbury) Series 2014 5.25%, 12/01/49	435	441,495

Total Municipal Obligations (cost $81,435,210)		85,642,972

	Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(b)(c) (cost $2,701,494)	2,701,494	2,701,494

Total Investments – 102.8% (cost $84,136,704)		88,344,466
Other assets less liabilities – (2.8)%		(2,433,277)

Net Assets – 100.0%		$85,911,189

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$ 3,500	8/01/16	SIFMA*	4.071%	$ 170,366

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

64	• AB MUNICIPAL INCOME FUND II

AB Minnesota Portfolio—Portfolio of Investments

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.4% and 0.0%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	65

AB Minnesota Portfolio—Portfolio of Investments

AB NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.6%
Long-Term Municipal Bonds – 97.6%
New Jersey – 70.2%
Landis Sewage Authority NATL Series 1993 9.668%, 9/19/19(a)	$1,400	$1,583,568
Middlesex County Improvement Authority (Skyline Obligated Group) Series 2001 5.25%, 7/01/21	635	636,187
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/26	3,320	3,636,164
New Jersey Economic Development Authority Series 2003A 5.00%, 3/01/24	1,500	1,503,015
Series 2013 5.00%, 3/01/30	4,000	4,082,080
AGM Series 2007U 5.00%, 9/01/17 (Pre-refunded/ETM)	3,540	3,875,026
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,230,160
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/28	1,000	1,098,630
5.50%, 1/01/27	1,000	1,151,870
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2012 5.00%, 6/01/32	4,000	4,432,160
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,271,807
New Jersey Educational Facilities Authority Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	280	281,064
New Jersey Educational Facilities Authority (Princeton Theological Seminary) Series 2010A 5.00%, 7/01/28	5,000	5,757,300
New Jersey Educational Facilities Authority (Princeton University) Series 2005A 5.00%, 7/01/23	3,200	3,212,288

66	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Educational Facilities Authority (Stockton University) Series 2008A 5.50%, 7/01/23	$4,500	$5,026,410
New Jersey Health Care Facilities Financing Authority AGC Series 2004A 5.25%, 6/29/15 (Pre-refunded/ETM)	2,085	2,502,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	1,000	1,107,350
New Jersey Health Care Facilities Financing Authority (Hackensack University Medical Center) Series 2010 5.00%, 1/01/34	1,940	2,087,556
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	2,100	2,274,783
New Jersey Health Care Facilities Financing Authority (Palisades Medical Center Obligated Group) Series 2013 5.25%, 7/01/31	1,800	2,026,674
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/43	5,200	5,668,104
New Jersey Transportation Trust Fund Authority Series 2011B 5.00%, 6/15/42	3,100	3,125,637
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) NATL Series 2006A 5.00%, 6/15/18	3,400	3,513,356
North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	7,081,185
Rutgers The State University of New Jersey Series 2009F 5.00%, 5/01/30	1,000	1,119,510
Series 2013L 5.00%, 5/01/30	4,500	5,153,400
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	2,000	1,518,300

AB MUNICIPAL INCOME FUND II •	67

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	$2,885	$2,893,857
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	4,891,238

		83,740,679

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	230	221,039

California – 1.5%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,165	1,336,057
Series 2008A 5.50%, 8/15/23	400	453,020

		1,789,077

District of Columbia – 3.0%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	3,070	3,545,420

Florida – 0.1%
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	130	130,688

Guam – 0.4%
Guam Government Waterworks Authority Series 2005 6.00%, 7/01/15 (Pre-refunded/ETM)	500	502,230

Idaho – 3.3%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	3,600	3,970,512

68	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.9%
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34	$1,000	$1,098,630

Massachusetts – 0.2%
Commonwealth of Massachusetts NATL Series 2000G 0.105%, 12/01/30(a)(b)	200	186,654

New York – 10.9%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	950	993,909
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	2,040	2,344,613
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.454%, 3/01/27(a)(b)	470	452,881
Port Authority of New York & New Jersey Series 2012 5.00%, 7/15/30	4,250	4,813,762
Series 2014 5.00%, 9/01/31	1,100	1,235,773
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	3,175	3,185,732

		13,026,670

Ohio – 0.4%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 10.635%, 8/01/25	49	38,781
Series 2004A 7.125%, 8/01/25(c)	500	397,480

		436,261

Pennsylvania – 4.2%
Delaware River Port Authority Series 2010D 5.00%, 1/01/28-1/01/29	4,530	5,052,108

AB MUNICIPAL INCOME FUND II •	69

AB New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.4%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/17	$1,310	$1,349,523
Series 2008 5.125%, 12/01/27	305	327,201

		1,676,724

Texas – 0.9%
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/34	1,000	1,121,250

Total Municipal Obligations (cost $109,155,045)		116,497,942

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(d)(e) (cost $1,022,379)	1,022,379	1,022,379

Total Investments – 98.5% (cost $110,177,424)		117,520,321
Other assets less liabilities – 1.5%		1,822,700

Net Assets – 100.0%		$119,343,021

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,000	10/21/16	SIFMA*	4.129%	$176,219

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Variable rate coupon, rate shown as of May 31, 2015.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of these securities amounted to $639,535 or 0.54% of net assets.

70	• AB MUNICIPAL INCOME FUND II

AB New Jersey Portfolio—Portfolio of Investments

(c)	Illiquid security.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 24.8% and 11.6%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	71

AB New Jersey Portfolio—Portfolio of Investments

AB OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 97.2%
Ohio – 82.0%
Central Ohio Solid Waste Authority Series 2012 5.00%, 6/01/22 (Pre-refunded/ETM)	$155	$186,670
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	4,500	5,097,420
City of Cleveland OH Series 2012 5.00%, 12/01/28	2,215	2,499,251
City of Cleveland OH (City of Cleveland OH Income Tax) Series 2008 5.25%, 5/15/24	2,500	2,791,800
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	4,000	4,210,360
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,810,526
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	1,135	1,210,069
5.00%, 11/15/18	1,030	1,089,771
Cleveland Department of Public Utilities Division of Water NATL Series 2007O 5.00%, 1/01/17 (Pre-refunded/ETM)	2,500	2,671,225
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,361,050
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 10.635%, 8/01/25	49	38,781
Series 2004A 7.125%, 8/01/25(a)	500	397,480
County of Allen OH (Mercy Health/OH) Series 2010B 5.25%, 9/01/27	2,350	2,711,923
County of Cuyahoga OH AGC Series 2004 5.00%, 11/15/19	1,850	1,854,422

72	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	$3,200	$3,734,976
County of Cuyahoga OH (County of Cuyahoga OH Sales Tax) Series 2014 5.00%, 12/01/34	1,000	1,149,030
County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	770	770,708
5.80%, 5/20/44	1,150	1,151,116
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	865	820,773
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,682,964
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	4,949,889
County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/48	1,000	1,026,270
Cuyahoga Community College District Series 2009C 5.00%, 8/01/24	1,545	1,767,295
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	1,300	1,488,006
Gallia County Local School District Series 2014 5.00%, 11/01/29	2,000	2,318,700
Hamilton City School District NATL Series 2005 5.00%, 12/01/24	1,000	1,000,000
Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,456,259

AB MUNICIPAL INCOME FUND II •	73

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami University/Oxford OH Series 2011 5.00%, 9/01/31	$1,000	$1,119,110
Mount Healthy City School District Series 2015 5.00%, 12/01/33	1,000	1,129,770
Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/43	3,000	3,338,490
Oak Hills Local School District AGM Series 2005 5.00%, 12/01/25	1,000	1,021,690
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	657,301
Ohio Higher Educational Facility Commission (University of Dayton) Series 2011A 5.375%, 12/01/30	750	855,923
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,200	1,246,104
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,524,851
Pinnacle Community Infrastructure Financing Authority Series 2004A 6.00%, 12/01/22	1,289	1,294,272
Princeton City School District Series 2014 4.00%, 12/01/31	1,000	1,040,910
5.00%, 12/01/39	750	840,210
RiverSouth Authority Series 2005A 5.00%, 12/01/15 (Pre-refunded/ETM)	3,590	3,676,375
Summit County Development Finance Authority Series 2012 5.00%, 12/01/25	3,760	4,432,551
Toledo-Lucas County Port Authority (Cargill, Inc.) Series 2004B 4.50%, 12/01/15	2,500	2,548,950
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	1,270	1,572,031

74	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University of Akron (The) Series 2014A 5.00%, 1/01/32	$4,080	$4,542,794
University of Cincinnati COP NATL Series 2005 5.00%, 6/01/24	4,470	4,470,000

		95,558,066

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	220	211,429

California – 0.7%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	750	793,440
State of California Series 2004 5.25%, 4/01/29	5	5,018

		798,458

Florida – 2.3%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,090,800
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,300	1,435,460
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	190	191,005

		2,717,265

Georgia – 0.4%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,700

Illinois – 2.8%
Illinois State Toll Highway Authority Series 2013A 5.00%, 1/01/32	2,250	2,501,348

AB MUNICIPAL INCOME FUND II •	75

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.625%, 3/01/33	$902	$800,534

		3,301,882

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 0.105%, 12/01/30(c)	625	583,292

New York – 4.0%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	3,365	3,803,291
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	745	831,592

		4,634,883

North Carolina – 0.3%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	375	386,535

Puerto Rico – 0.3%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	375	402,296

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	630	692,559

Texas – 3.1%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,106,290

76	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	$1,025	$1,138,642
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	740	887,615
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	370	438,191

		3,570,738

Total Municipal Obligations (cost $109,042,307)		113,359,103

	Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(d)(e) (cost $1,124,979)	1,124,979	1,124,979

Total Investments – 98.2% (cost $110,167,286)		114,484,082
Other assets less liabilities – 1.8%		2,108,118

Net Assets – 100.0%		$116,592,200

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$3,600	8/01/16	SIFMA*	4.071%	$175,233

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the market value of this security amounted to $793,440 or 0.7% of net assets.

AB MUNICIPAL INCOME FUND II •	77

AB Ohio Portfolio—Portfolio of Investments

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $583,292 or 0.50% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 16.0% and 3.4%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

78	• AB MUNICIPAL INCOME FUND II

AB Ohio Portfolio—Portfolio of Investments

AB PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 98.1%
Pennsylvania – 82.1%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,242,033
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	500	511,980
Allegheny County Sanitary Authority NATL Series 2005A 5.00%, 12/01/24	3,490	3,561,999
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,808,416
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29	1,255	1,394,292
Carlisle Area School District Series 2011 5.00%, 9/01/25	4,000	4,662,840
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,860,925
City of Pittsburgh PA AGM Series 2006C 5.25%, 9/01/16 (Pre-refunded/ETM)	2,000	2,118,460
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28	2,800	3,211,124
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	300	321,105
Delaware County Authority (Elwyn) Series 2010 5.00%, 6/01/25	1,645	1,736,709
Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30	2,070	2,353,342
Delaware River Port Authority Series 2010D 5.00%, 1/01/29	4,470	4,968,852

AB MUNICIPAL INCOME FUND II •	79

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.25%, 8/01/33	$735	$846,110
New Wilmington Municipal Authority (Westminster College/PA) AGC Series 2007 5.00%, 5/01/27	1,040	1,085,032
Norristown Area School District COP Series 2012 5.00%, 4/01/32	1,000	1,050,640
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,268,320
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/32	2,000	2,152,340
Pennsylvania Higher Educational Facilities Authority (Bryn Mawr College) Series 2014 5.00%, 12/01/44	1,000	1,122,000
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson University) Series 2010 5.00%, 3/01/27-3/01/28	2,850	3,185,258
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) AMBAC Series 2005A 5.00%, 8/15/20	2,000	2,019,540
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/18 (Pre-refunded/ETM)	1,060	1,200,068
Pennsylvania Intergovernmental Cooperation Authority Series 2009 5.00%, 6/15/23	4,000	4,535,840
Pennsylvania Turnpike Commission Series 2010B2 5.00%, 12/01/30(a)	2,185	2,306,879

80	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(b)	$400	$395,320
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(c)(d)	350	262,500
Philadelphia Gas Works Co. Series 20109 5.00%, 8/01/30	2,000	2,216,080
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	3,095,110
Pittsburgh Public Parking Authority NATL Series 2005A 5.00%, 12/01/19	2,435	2,486,719
Reading Area Water Auhtority Series 2011 5.00%, 12/01/31	1,000	1,098,030
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	4,000	4,495,520
Sports & Exhibition Authority of Pittsburgh and Allegheny County AGM Series 2010 5.00%, 2/01/31	1,075	1,185,155
State Public School Building Authority (School District of Philadelphia State Lease) NATL Series 2005 5.00%, 5/15/26	1,775	1,779,704
Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	4,000	4,442,480
University of Pittsburgh-of the Commonwealth System of Higher Education Series 2014A 4.00%, 9/15/37	3,320	3,426,506
Wilkes-Barre Finance Authority (University of Scranton (The)) Series 2010 5.00%, 11/01/30	2,500	2,787,625

AB MUNICIPAL INCOME FUND II •	81

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Finance Authority (Wilkes University) Series 2007 5.00%, 3/01/22	$510	$533,129

		82,727,982

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	195	187,403

District of Columbia – 3.0%
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	2,625	3,031,507

Florida – 0.2%
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	190	191,005

Guam – 0.5%
Guam Government Waterworks Authority Series 2005 6.00%, 7/01/15 (Pre-refunded/ETM)	500	502,230

Illinois – 0.8%
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2003 6.625%, 3/01/33	934	828,934

Massachusetts – 1.7%
Massachusetts School Building Authority Series 2013A 5.00%, 5/15/32	1,500	1,717,620

New York – 7.0%
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/39	1,000	1,115,300
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	2,000,108

82	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.454%, 3/01/27(e)	$490	$472,153
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/28	3,000	3,436,590

		7,024,151

Puerto Rico – 1.3%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,180	1,265,892

Texas – 1.3%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,200	1,327,548

Total Municipal Obligations (cost $93,105,084)		98,804,272

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.10%(f)(g) (cost $1,263,204)	1,263,204	1,263,204

Total Investments – 99.4% (cost $94,368,288)		100,067,476
Other assets less liabilities – 0.6%		642,403

Net Assets – 100.0%		$100,709,879

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	When-Issued or delayed delivery security.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $472,153 or 0.47% of net assets.

AB MUNICIPAL INCOME FUND II •	83

AB Pennsylvania Portfolio—Portfolio of Investments

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 16.3% and 2.1%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

84	• AB MUNICIPAL INCOME FUND II

AB Pennsylvania Portfolio—Portfolio of Investments

AB VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.0%
Long-Term Municipal Bonds – 97.0%
Virginia – 75.2%
Arlington County Industrial Development Authority (AHC LP-3/VA) Series 2001 5.15%, 11/01/31	$1,395	$1,395,516
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,000	1,010,240
City of Chesapeake VA Series 2010D 5.00%, 12/01/25	2,275	2,654,220
City of Hampton VA Series 2010A 5.00%, 1/15/21	1,750	1,964,148
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,340,420
City of Richmond VA Series 2009A 5.00%, 7/15/27	1,400	1,581,118
City of Richmond VA (City of Richmond VA Public Utility Revenue) Series 2009 5.00%, 1/15/28	1,000	1,109,320
Series 2013A 5.00%, 1/15/29	1,970	2,282,934
City of Suffolk VA Series 2010A 5.00%, 8/01/22	2,080	2,411,053
Series 2011 5.00%, 2/01/26	5,060	5,824,667
NATL Series 2007A 5.00%, 2/01/17 (Pre-refunded/ETM)	1,710	1,833,274
5.00%, 2/01/20	1,290	1,376,998
City of Virginia Beach VA Water & Sewer System Revenue Series 2005 5.00%, 10/01/30	2,000	2,027,680
County of Henrico VA Series 2008A 5.00%, 12/01/18 (Pre-refunded/ETM)	1,000	1,129,660
Series 2010 5.00%, 7/15/24	6,600	7,631,316

AB MUNICIPAL INCOME FUND II •	85

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Henrico VA Water & Sewer Revenue Series 2009 5.00%, 5/01/25	$1,165	$1,313,631
Series 2009A 5.00%, 5/01/27	1,200	1,346,304
County of Isle Wight VA Series 2008B 6.00%, 7/01/27	3,500	4,032,070
Culpeper County Economic Development Authority Series 2014 4.00%, 6/01/29	2,955	3,119,564
Dullles Town Center Community Development Authority Series 2012 4.25%, 3/01/26	1,000	992,280
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	1,000	1,152,840
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2011 5.00%, 4/01/28	8,635	9,804,265
Fairfax County Economic Development Authority (Goodwin House, Inc.) Series 2007 5.00%, 10/01/22	1,000	1,069,530
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2009C 5.00%, 5/15/25	1,000	1,132,090
Series 2012 5.00%, 5/15/35	1,800	2,008,746
Series 2012D 5.00%, 5/15/27	3,000	3,450,930
Series 2014A 5.00%, 5/15/44	2,000	2,222,280
Greater Richmond Convention Center Authority Series 2015 5.00%, 6/15/30-6/15/31	5,000	5,700,790
Hampton Roads Sanitation District Series 2008 5.00%, 4/01/18 (Pre-refunded/ETM)	6,650	7,387,751

86	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42	$2,000	$2,021,300
Harrisonburg Industrial Development Authority (Rockingham Memorial Hospital) AMBAC Series 2006 5.00%, 8/15/22-8/15/25	7,850	8,256,608
Henrico County Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/30	2,000	2,208,020
James City County Economic Development Authority AGM Series 2006 5.00%, 6/15/22	4,385	4,735,318
Lexington Industrial Development Authority (VMI Obligated Group) Series 2006B 5.00%, 12/01/30	3,885	4,328,706
Loudoun County Sanitation Authority Series 2010 5.00%, 1/01/29	3,820	4,322,445
Montgomery County Industrial Development Authority/VA Series 2008 5.00%, 2/01/24	2,000	2,180,800
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	250	287,235
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,881,485
5.65%, 3/20/44	1,660	1,661,411
Norfolk Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/29	2,200	2,451,702

AB MUNICIPAL INCOME FUND II •	87

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Prince William County Industrial Development Authority (George Mason University Foundation Prince William Life Sciences LAB LLC) Series 2011 5.50%, 9/01/31	$3,750	$4,296,150
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM Series 2005C 5.00%, 7/01/27	3,000	3,386,040
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	4,000	2,793,080
Town of Leesburg VA Series 2011A 5.00%, 1/15/24	2,040	2,362,381
Virginia College Building Authority Series 2005A 5.00%, 9/01/15 (Pre-refunded/ETM)	8,105	8,201,854
Virginia College Building Authority (Liberty University, Inc.) Series 2010 5.25%, 3/01/29	5,000	5,727,000
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/30	1,615	1,729,827
Virginia College Building Authority (Roanoke College) Series 2007 5.00%, 4/01/23	1,000	1,066,970
Virginia Commonwealth University Health System Authority Series 2011 5.00%, 7/01/27	1,000	1,149,250
Virginia Port Authority Series 2010 5.00%, 7/01/30	2,250	2,460,330
Series 2015A 5.00%, 7/01/35	4,500	5,052,690
Virginia Resources Authority Series 2009 5.00%, 10/01/19 (Pre-refunded/ETM)	3,345	3,851,935
Virginia Resources Authority (Virginia Pooled Financing Program Infrastructure) Series 2011B 5.00%, 11/01/26	5,000	5,875,250

88	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Resources Authority (Virginia Resources Authority SRF) Series 2013 5.00%, 10/01/25	$4,000	$4,824,240
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	2,500	2,732,775
5.50%, 1/01/42	1,000	1,083,940
Virginia Small Business Financing Authority (Hampton University) Series 2014 5.25%, 10/01/29	4,125	4,716,236
Virginia Small Business Financing Authority (Wellmont Health System) Series 2007A 5.125%, 9/01/22	710	763,797

		177,714,410

Arizona – 2.2%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,945	4,208,526
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	260	249,870
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	782,191

		5,240,587

California – 1.2%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,910	2,190,445
Series 2008A 5.50%, 8/15/23	660	747,483

		2,937,928

Colorado – 0.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	1,220	1,344,965

AB MUNICIPAL INCOME FUND II •	89

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 6.9%
Metropolitan Washington Airports Authority Series 2009C 5.125%, 10/01/34	$5,130	$5,646,950
Series 2012A 5.00%, 10/01/30	2,480	2,742,136
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(a)	4,300	4,529,534
Washington Metropolitan Area Transit Authority Series 2009A 5.25%, 7/01/27	3,000	3,407,670

		16,326,290

Florida – 0.6%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	400	438,196
5.25%, 10/01/30	1,000	1,087,930

		1,526,126

Georgia – 0.2%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,700

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 0.105%, 12/01/30(b)(c)	1,250	1,166,585

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,687,833

New York – 3.9%
City of New York NY Series 2006J 5.00%, 6/01/16 (Pre-refunded/ETM)	1,120	1,171,766
5.00%, 6/01/22	5	5,221
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28-11/15/29	5,745	6,505,376

90	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	$1,275	$1,423,193

		9,105,556

Puerto Rico – 1.7%
Puerto Rico Electric Power Authority NATL Series 2003N 5.25%, 7/01/21	2,000	2,047,180
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,617,778
Series 2008 5.125%, 12/01/27	290	311,109

		3,976,067

Texas – 1.8%
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/36(d)	1,150	1,181,073
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,110	1,331,423
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	657,286
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	1,000	1,206,260

		4,376,042

Washington – 0.2%
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.00%, 10/01/32	400	423,672

AB MUNICIPAL INCOME FUND II •	91

AB Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.3%
Wisconsin Health & Educational Facilities Authority (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	$2,700	$3,001,023

Total Municipal Obligations (cost $216,364,010)		229,328,784

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(e)(f) (cost $4,947,813)	4,947,813	4,947,813

Total Investments – 99.1% (cost $221,311,823)		234,276,597
Other assets less liabilities – 0.9%		2,063,957

Net Assets – 100.0%		$236,340,554

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	$7,000	12/01/17	SIFMA*	3.792%	$640,488

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)	Variable rate coupon, rate shown as of May 31, 2015.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $1,166,585 or 0.49% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 9.9% and 0.8%, respectively.

92	• AB MUNICIPAL INCOME FUND II

AB Virginia Portfolio—Portfolio of Investments

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	93

AB Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015

	AB Arizona		AB Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $127,906,384 and $224,342,133, respectively)	$132,440,304		$240,532,852
Affiliated issuers (cost $0 and $1,091,960, respectively)	– 0	–	1,091,960
Dividends and interest receivable	2,348,576		3,252,545
Receivable for investment securities sold	1,388,923		20,000
Receivable for shares of beneficial interest sold	120,228		362,062
Unrealized appreciation on interest rate swaps	– 0	–	731,987

Total assets	136,298,031		245,991,406

Liabilities
Due to custodian	280,849		– 0	–
Payable for floating rate notes issued(a)	3,465,000		– 0	–
Payable for investment securities purchased	2,278,380		2,248,873
Payable for shares of beneficial interest redeemed	259,912		437,851
Dividends payable	51,990		142,825
Distribution fee payable	43,724		85,933
Advisory fee payable	29,934		68,077
Administrative fee payable	8,945		8,483
Transfer Agent fee payable	1,455		2,913
Other liabilities	8,360		– 0	–
Accrued expenses	68,481		93,471

Total liabilities	6,497,030		3,088,426

Net Assets	$129,801,001		$242,902,980

Composition of Net Assets
Shares of beneficial interest, at par	$117,945		$213,685
Additional paid-in capital	126,989,158		228,086,017
Distributions in excess of net investment income	(51,990)		(212,106)
Accumulated net realized loss on investment transactions	(1,788,032)		(2,107,322)
Net unrealized appreciation on investments	4,533,920		16,922,706

	$129,801,001		$242,902,980

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

94	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$104,489,233	9,491,698	$11.01	*

Class B	$412,241	37,506	$10.99

Class C	$24,899,527	2,265,269	$10.99

AB Massachusetts Portfolio

Class A	$188,934,396	16,614,370	$11.37	*

Class B	$399,054	35,154	$11.35

Class C	$53,569,530	4,718,989	$11.35

*	The maximum offering price per share for Class A of AB Arizona Portfolio and AB Massachusetts Portfolio were $11.35 and $11.72, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	95

Statement of Assets & Liabilities

	AB Michigan		AB Minnesota
Assets
Investments in securities, at value
Unaffiliated issuers (cost $51,551,696 and $81,435,210, respectively)	$53,445,598		$85,642,972
Affiliated issuers (cost $2,033,551 and $2,701,494, respectively)	2,033,551		2,701,494
Interest receivable	698,460		1,225,029
Receivable for investment securities sold	55,000		– 0	–
Receivable for shares of beneficial interest sold	11,579		27,716
Unrealized appreciation on interest rate swaps	– 0	–	170,366

Total assets	56,244,188		89,767,577

Liabilities
Payable for shares of beneficial interest redeemed	47,667		68,568
Audit and tax fee payable	34,033		28,143
Distribution fee payable	24,059		28,217
Dividends payable	18,545		23,147
Legal fee payable	15,586		15,586
Custody fee payable	9,776		10,275
Administrative fee payable	8,945		8,483
Transfer Agent fee payable	1,565		1,455
Advisory fee payable	92		18,691
Payable for investment securities purchased	– 0	–	3,640,544
Accrued expenses	5,465		13,279

Total liabilities	165,733		3,856,388

Net Assets	$56,078,455		$85,911,189

Composition of Net Assets
Shares of beneficial interest, at par	$54,313		$83,113
Additional paid-in capital	56,827,758		81,575,463
Distributions in excess of net investment income	(18,545)		(34,574)
Accumulated net realized loss on investment transactions	(2,678,973)		(90,941)
Net unrealized appreciation on investments	1,893,902		4,378,128

	$56,078,455		$85,911,189

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$37,253,587	3,606,248	$10.33	*

Class B	$341,360	33,112	$10.31

Class C	$18,483,508	1,791,989	$10.31

AB Minnesota Portfolio

Class A	$70,197,244	6,792,282	$10.33	*

Class B	$33,562	3,248	$10.33

Class C	$15,680,383	1,515,751	$10.34

*	The maximum offering price per share for Class A of AB Michigan Portfolio and AB Minnesota Portfolio were $10.65 and $10.65, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

96	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	AB New Jersey	AB Ohio
Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,155,045 and $109,042,307, respectively)	$116,497,942	$113,359,103
Affiliated issuers (cost $1,022,379 and $1,124,979, respectively)	1,022,379	1,124,979
Cash	71	– 0	–
Interest receivable	1,930,545	1,801,611
Unrealized appreciation on interest rate swaps	176,219	175,233
Receivable for shares of beneficial interest sold	102,935	530,376
Receivable for investment securities sold	15,000	15,000

Total assets	119,745,091	117,006,302

Liabilities
Payable for shares of beneficial interest redeemed	171,866	207,912
Dividends payable	70,088	47,821
Distribution fee payable	43,698	43,681
Advisory fee payable	30,950	28,739
Audit and tax fee payable	28,143	28,143
Administrative fee payable	8,483	8,483
Transfer Agent fee payable	1,887	1,609
Accrued expenses	46,955	47,714

Total liabilities	402,070	414,102

Net Assets	$119,343,021	$116,592,200

Composition of Net Assets
Shares of beneficial interest, at par	$123,453	$117,917
Additional paid-in capital	116,210,767	117,430,059
Distributions in excess of net investment income	(83,705)	(59,574)
Accumulated net realized loss on investment transactions	(4,426,610)	(5,388,231)
Net unrealized appreciation on investments	7,519,116	4,492,029

	$119,343,021	$116,592,200

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$90,558,528	9,369,048	$9.67	*

Class B	$365,038	37,762	$9.67

Class C	$28,419,455	2,938,461	$9.67

AB Ohio Portfolio

Class A	$86,775,373	8,775,009	$9.89	*

Class B	$143,530	14,527	$9.88

Class C	$29,673,297	3,002,142	$9.88

*	The maximum offering price per share for Class A of AB New Jersey Portfolio and AB Ohio Portfolio were $9.97 and $10.20, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	97

Statement of Assets & Liabilities

	AB Pennsylvania		AB Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $93,105,084 and $216,364,010, respectively)	$98,804,272		$229,328,784
Affiliated issuers (cost $1,263,204 and $4,947,813, respectively)	1,263,204		4,947,813
Interest and dividends receivable	1,337,858		2,896,482
Receivable for shares of beneficial interest sold	62,228		459,558
Receivable for investment securities sold	15,000		20,000
Unrealized appreciation on interest rate swaps	– 0	–	640,488

Total assets	101,482,562		238,293,125

Liabilities
Payable for investment securities purchased	393,860		1,178,187
Payable for shares of beneficial interest redeemed	204,236		348,505
Dividends payable	35,760		177,930
Distribution fee payable	35,216		84,820
Advisory fee payable	19,877		73,970
Administrative fee payable	8,945		8,945
Transfer Agent fee payable	1,776		2,454
Accrued expenses	73,013		77,760

Total liabilities	772,683		1,952,571

Net Assets	$100,709,879		$236,340,554

Composition of Net Assets
Shares of beneficial interest, at par	$96,631		$212,945
Additional paid-in capital	97,793,871		227,860,616
Distributions in excess of net investment income	(44,123)		(243,299)
Accumulated net realized loss on investment transactions	(2,835,688)		(5,094,970)
Net unrealized appreciation on investments	5,699,188		13,605,262

	$100,709,879		$236,340,554

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$78,906,886	7,571,254	$10.42	*

Class B	$168,292	16,145	$10.42

Class C	$21,634,701	2,075,722	$10.42

AB Virginia Portfolio

Class A	$181,641,690	16,356,166	$11.11	*

Class B	$340,160	30,679	$11.09

Class C	$54,358,704	4,907,634	$11.08

*	The maximum offering price per share for Class A of AB Pennsylvania Portfolio and AB Virginia Portfolio were $10.74 and $11.45, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

98	• AB MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	AB Arizona
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$3,780,127	$6,128,600
Dividends – Affiliated issuers	279	1,228

Total income	3,780,406	6,129,828

Expenses
Advisory fee (see Note B)	401,412	620,560
Distribution fee – Class A	197,644	331,181
Distribution fee – Class B	3,310	6,200
Distribution fee – Class C	170,086	268,887
Transfer agency – Class A	25,537	42,511
Transfer agency – Class B	126	257
Transfer agency – Class C	6,149	10,607
Custodian	57,569	86,320
Administrative	37,430	62,117
Audit and tax	37,324	46,933
Legal	21,809	29,713
Trustees’ fees	12,545	7,350
Printing	10,603	12,421
Registration fees	7,815	9,709
Miscellaneous	5,301	10,868

Total expenses before interest expense	994,660	1,545,634
Interest expense	21,332	17,191

Total expenses	1,015,992	1,562,825
Less: expenses waived and reimbursed by the Adviser (see Note B)	(173,195)	(277,436)

Net expenses	842,797	1,285,389

Net investment income	2,937,609	4,844,439

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	2,089,632	(3,513,960)
Net change in unrealized appreciation/depreciation of:
Investments	(2,522,554)	7,595,813

Net gain (loss) on investment transactions	(432,922)	4,081,853

Net Increase in Net Assets from Operations	$2,504,687	$8,926,292

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	99

Statement of Operations

	AB Massachusetts
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$6,467,414	$10,667,792
Dividends – Affiliated issuers	619	1,775

Total income	6,468,033	10,669,567

Expenses
Advisory fee (see Note B)	746,024	1,149,450
Distribution fee – Class A	355,680	591,210
Distribution fee – Class B	3,610	10,098
Distribution fee – Class C	361,572	573,534
Transfer agency – Class A	56,176	83,974
Transfer agency – Class B	167	463
Transfer agency – Class C	16,157	25,385
Custodian	68,926	104,159
Audit and tax	36,307	49,026
Administrative	35,737	58,217
Printing	26,914	27,874
Legal	21,809	29,713
Trustees’ fees	12,545	7,350
Registration fees	1,809	5,400
Miscellaneous	11,084	19,374

Total expenses	1,754,517	2,735,227
Less: expenses waived and reimbursed by the Adviser (see Note B)	(169,605)	(227,160)

Net expenses	1,584,912	2,508,067

Net investment income	4,883,121	8,161,500

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,458,654	(3,418,354)
Swaps	150,317	297,771
Net change in unrealized appreciation/depreciation of:
Investments	(1,042,062)	10,663,837
Swaps	(27,974)	(229,294)

Net gain on investment transactions	538,935	7,313,960

Net Increase in Net Assets from Operations	$5,422,056	$15,475,460

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

100	• AB MUNICIPAL INCOME FUND II

Statement of Operations

	AB Michigan
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$1,610,839	$2,809,480
Dividends – Affiliated issuers	427	503

Total income	1,611,266	2,809,983

Expenses
Advisory fee (see Note B)	173,558	285,149
Distribution fee – Class A	70,729	129,081
Distribution fee – Class B	2,365	4,081
Distribution fee – Class C	126,186	199,314
Transfer agency – Class A	16,941	29,249
Transfer agency – Class B	183	340
Transfer agency – Class C	8,779	14,458
Custodian	49,901	76,629
Administrative	37,430	61,461
Audit and tax	37,324	46,933
Legal	21,809	29,713
Trustees’ fees	12,546	7,349
Printing	11,137	9,928
Registration fees	3,161	4,550
Miscellaneous	4,411	12,163

Total expenses	576,460	910,398
Less: expenses waived and reimbursed by the Adviser (see Note B)	(144,603)	(195,432)

Net expenses	431,857	714,966

Net investment income	1,179,409	2,095,017

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	57,133	(2,272,902)
Net change in unrealized appreciation/depreciation of:
Investments	(66,218)	4,473,041

Net gain (loss) on investment transactions	(9,085)	2,200,139

Net Increase in Net Assets from Operations	$1,170,324	$4,295,156

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	101

Statement of Operations

	AB Minnesota
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$2,165,695	$3,388,899
Dividends – Affiliated issuers	711	698

Total income	2,166,406	3,389,597

Expenses
Advisory fee (see Note B)	258,174	387,248
Distribution fee – Class A	128,248	206,297
Distribution fee – Class B	364	987
Distribution fee – Class C	106,729	171,906
Transfer agency – Class A	23,835	36,048
Transfer agency – Class B	26	70
Transfer agency – Class C	5,609	9,367
Custodian	53,741	79,675
Administrative	35,738	57,829
Audit and tax	31,434	49,026
Legal	21,809	29,713
Trustees’ fees	12,726	7,348
Printing	12,692	11,197
Registration fees	1,070	2,101
Miscellaneous	5,610	13,124

Total expenses	697,805	1,061,936
Less: expenses waived and reimbursed by the Adviser (see Note B)	(117,840)	(163,406)

Net expenses	579,965	898,530

Net investment income	1,586,441	2,491,067

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(61,133)	753,413
Swaps	105,926	140,382
Net change in unrealized appreciation/depreciation of:
Investments	(402,275)	2,097,408
Swaps	(88,314)	(123,201)

Net gain (loss) on investment transactions	(445,796)	2,868,002

Net Increase in Net Assets from Operations	$1,140,645	$5,359,069

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

102	• AB MUNICIPAL INCOME FUND II

Statement of Operations

	AB New Jersey
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$3,563,382	$6,056,148
Dividends – Affiliated issuers	265	755

Total income	3,563,647	6,056,903

Expenses
Advisory fee (see Note B)	375,352	607,102
Distribution fee – Class A	175,588	310,992
Distribution fee – Class B	2,735	7,486
Distribution fee – Class C	194,113	304,990
Transfer agency – Class A	31,861	53,840
Transfer agency – Class B	162	459
Transfer agency – Class C	9,800	16,105
Custodian	56,586	86,740
Administrative	35,737	57,829
Audit and tax	31,434	49,026
Legal	21,809	29,713
Printing	17,585	18,114
Trustees’ fees	12,726	7,348
Registration fees	1,203	1,976
Miscellaneous	8,032	16,452

Total expenses	974,723	1,568,172
Less: expenses waived and reimbursed by the Adviser (see Note B)	(124,726)	(170,792)

Net expenses	849,997	1,397,380

Net investment income	2,713,650	4,659,523

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	161,939	(2,316,089)
Swaps	92,095	122,060
Net change in unrealized appreciation/depreciation of:
Investments	(1,239,471)	5,358,995
Swaps	(72,874)	(105,645)

Net gain (loss) on investment transactions	(1,058,311)	3,059,321

Net Increase in Net Assets from Operations	$1,655,339	$7,718,844

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	103

Statement of Operations

	AB Ohio
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014
Investment Income
Interest	$3,098,772		$5,501,196
Dividends – Affiliated issuers	562		507

Total income	3,099,334		5,501,703

Expenses
Advisory fee (see Note B)	353,981		568,140
Distribution fee – Class A	159,431		277,815
Distribution fee – Class B	1,150		4,544
Distribution fee – Class C	205,666		331,938
Transfer agency – Class A	29,454		50,571
Transfer agency – Class B	72		288
Transfer agency – Class C	10,622		18,502
Custodian	57,307		87,977
Administrative	35,737		57,829
Audit and tax	31,434		49,026
Legal	21,809		29,713
Printing	16,580		20,385
Trustees’ fees	12,726		7,350
Registration fees	926		1,502
Miscellaneous	7,036		10,971

Total expenses before interest expense	943,931		1,516,551
Interest expense	– 0	–	5,818

Total expenses	943,931		1,522,369
Less: expenses waived and reimbursed by the Adviser (see Note B)	(144,028)		(207,861)

Net expenses	799,903		1,314,508

Net investment income	2,299,431		4,187,195

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(104,861)		(3,798,925)
Swaps	108,952		144,393
Net change in unrealized appreciation/depreciation of:
Investments	(276,379)		5,316,233
Swaps	(90,838)		(126,721)

Net gain (loss) on investment transactions	(363,126)		1,534,980

Net Increase in Net Assets from Operations	$1,936,305		$5,722,175

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

104	• AB MUNICIPAL INCOME FUND II

Statement of Operations

	AB Pennsylvania
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$2,754,045	$4,454,377
Dividends – Affiliated issuers	173	819

Total income	2,754,218	4,455,196

Expenses
Advisory fee (see Note B)	311,472	478,611
Distribution fee – Class A	149,649	250,311
Distribution fee – Class B	1,449	6,197
Distribution fee – Class C	146,681	223,013
Transfer agency – Class A	28,804	48,080
Transfer agency – Class B	108	462
Transfer agency – Class C	7,880	13,103
Custodian	54,432	81,548
Administrative	37,430	75,727
Audit and tax	37,324	46,933
Legal	21,809	36,594
Trustees’ fees	12,826	7,350
Printing	12,197	14,747
Registration fees	1,068	1,539
Miscellaneous	6,725	12,984

Total expenses	829,854	1,297,199
Less: expenses waived and reimbursed by the Adviser (see Note B)	(114,984)	(177,497)

Net expenses	714,870	1,119,702

Net investment income	2,039,348	3,335,494

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	26,263	(2,861,951)
Net change in unrealized appreciation/depreciation of:
Investments	(93,796)	6,456,895

Net gain (loss) on investment transactions	(67,533)	3,594,944

Net Increase in Net Assets from Operations	$1,971,815	$6,930,438

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	105

Statement of Operations

	AB Virginia
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014
Investment Income
Interest	$5,955,883	$9,401,801
Dividends – Affiliated issuers	1,379	3,027

Total income	5,957,262	9,404,828

Expenses
Advisory fee (see Note B)	695,120	1,034,529
Distribution fee – Class A	322,300	521,037
Distribution fee – Class B	3,273	9,631
Distribution fee – Class C	367,874	552,534
Transfer agency – Class A	44,074	68,306
Transfer agency – Class B	146	433
Transfer agency – Class C	14,029	22,172
Custodian	67,787	101,341
Administrative	37,430	62,117
Audit and tax	35,288	49,026
Printing	21,970	21,905
Legal	21,802	29,713
Trustees’ fees	12,546	7,350
Registration fees	2,502	3,466
Miscellaneous	10,940	17,521

Total expenses	1,657,081	2,501,081
Less: expenses waived and reimbursed by the Adviser (see Note B)	(150,536)	(264,343)

Net expenses	1,506,545	2,236,738

Net investment income	4,450,717	7,168,090

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	199,935	(2,080,093)
Swaps	131,527	260,551
Net change in unrealized appreciation/depreciation of:
Investments	(659,583)	11,120,506
Swaps	(24,478)	(200,632)

Net gain (loss) on investment transactions	(352,599)	9,100,332

Net Increase in Net Assets from Operations	$4,098,118	$16,268,422

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See	notes to financial statements.

106	• AB MUNICIPAL INCOME FUND II

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB Arizona
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,937,609	$4,844,439	$5,815,685
Net realized gain (loss) on investment transactions	2,089,632	(3,513,960)	(40,093)
Net change in unrealized appreciation/depreciation of investments	(2,522,554)	7,595,813	(10,659,743)

Net increase (decrease) in net assets from operations	2,504,687	8,926,292	(4,884,151)
Dividends to Shareholders from
Net investment income
Class A	(2,467,158)	(4,029,599)	(4,789,192)
Class B	(8,997)	(18,362)	(43,569)
Class C	(461,454)	(796,478)	(982,924)
Transactions in Shares of Beneficial Interest
Net decrease	(3,357,843)	(18,661,575)	(19,293,603)

Total decrease	(3,790,765)	(14,579,722)	(29,993,439)
Net Assets
Beginning of period	133,591,766	148,171,488	178,164,927

End of period (including distributions in excess of net investment income of ($51,990), ($74,074) and ($74,074), respectively)	$129,801,001	$133,591,766	$148,171,488

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	107

Statement of Changes in Net Assets

	AB Massachusetts
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,883,121		$8,161,500		$9,220,566
Net realized gain (loss) on investment transactions	1,608,971		(3,120,583)		392,189
Net change in unrealized appreciation/depreciation of investments	(1,070,036)		10,434,543		(21,166,320)

Net increase (decrease) in net assets from operations	5,422,056		15,475,460		(11,553,565)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,168,201)		(6,835,497)		(7,732,378)
Class B	(9,066)		(28,357)		(47,653)
Class C	(906,703)		(1,596,381)		(1,916,098)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(897,251)
Class B	– 0	–	– 0	–	(7,389)
Class C	– 0	–	– 0	–	(276,177)
Transactions in Shares of Beneficial Interest
Net decrease	(6,473,312)		(25,930,851)		(15,998,480)

Total decrease	(6,135,226)		(18,915,626)		(38,428,991)
Net Assets
Beginning of period	249,038,206		267,953,832		306,382,823

End of period (including distributions in excess of net investment income of ($212,106), ($161,574) and ($160,610), respectively)	$242,902,980		$249,038,206		$267,953,832

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

108	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Michigan
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,179,409		$2,095,017		$2,858,738
Net realized gain (loss) on investment transactions	57,133		(2,272,902)		(106,504)
Net change in unrealized appreciation/depreciation of investments	(66,218)		4,473,041		(8,015,874)

Net increase (decrease) in net assets from operations	1,170,324		4,295,156		(5,263,640)
Dividends to Shareholders from
Net investment income
Class A	(847,702)		(1,518,517)		(2,313,309)
Class B	(6,104)		(11,588)		(20,237)
Class C	(325,603)		(564,912)		(746,096)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(586,507)
Class B	– 0	–	– 0	–	(7,572)
Class C	– 0	–	– 0	–	(229,724)
Transactions in Shares of Beneficial Interest
Net decrease	(2,311,237)		(15,153,406)		(20,575,883)

Total decrease	(2,320,322)		(12,953,267)		(29,742,968)
Net Assets
Beginning of period	58,398,777		71,352,044		101,095,012

End of period (including distributions in excess of net investment income of ($18,545), ($29,379) and ($29,379), respectively)	$56,078,455		$58,398,777		$71,352,044

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	109

Statement of Changes in Net Assets

	AB Minnesota
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,586,441	$2,491,067		$2,951,065
Net realized gain (loss) on investment transactions	44,793	893,795		(63,333)
Net change in unrealized appreciation/depreciation of investments	(490,589)	1,974,207		(5,518,724)

Net increase (decrease) in net assets from operations	1,140,645	5,359,069		(2,630,992)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,430,488)	(2,199,013)		(2,566,960)
Class B	(854)	(2,473)		(4,246)
Class C	(249,601)	(429,536)		(518,183)
Net realized gain on investment transactions
Class A	(399,039)	– 0	–	(285,535)
Class B	(285)	– 0	–	(646)
Class C	(91,759)	– 0	–	(74,685)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,130,486	(8,329,236)		(10,181,532)

Total increase (decrease)	99,105	(5,601,189)		(16,262,779)
Net Assets
Beginning of period	85,812,084	91,413,273		107,676,052

End of period (including distributions in excess of net investment income of ($34,574), ($48,003) and ($48,430), respectively)	$85,911,189	$85,812,084		$91,413,273

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

110	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB New Jersey
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,713,650	$4,659,523	$5,110,630
Net realized gain (loss) on investment transactions	254,034	(2,194,029)	(1,584,884)
Net change in unrealized appreciation/depreciation of investments	(1,312,345)	5,253,350	(9,298,832)

Net increase (decrease) in net assets from operations	1,655,339	7,718,844	(5,773,086)
Dividends to Shareholders from
Net investment income
Class A	(2,244,582)	(3,842,390)	(4,195,798)
Class B	(7,651)	(22,686)	(40,926)
Class C	(543,109)	(916,639)	(994,496)
Transactions in Shares of Beneficial Interest
Net decrease	(9,715,965)	(19,610,488)	(4,394,903)

Total decrease	(10,855,968)	(16,673,359)	(15,399,209)
Net Assets
Beginning of period	130,198,989	146,872,348	162,271,557

End of period (including distributions in excess of net investment income of ($83,705), ($101,274) and ($101,142), respectively)	$119,343,021	$130,198,989	$146,872,348

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	111

Statement of Changes in Net Assets

	AB Ohio
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,299,431		$4,187,195		$5,064,978
Net realized gain (loss) on investment transactions	4,091		(3,654,532)		(1,261,143)
Net change in unrealized appreciation/depreciation of investments	(367,217)		5,189,512		(10,534,910)

Net increase (decrease) in net assets from operations	1,936,305		5,722,175		(6,731,075)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,876,763)		(3,348,092)		(4,016,063)
Class B	(2,891)		(13,479)		(35,315)
Class C	(516,978)		(969,577)		(1,155,877)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(550,225)
Class B	– 0	–	– 0	–	(7,570)
Class C	– 0	–	– 0	–	(203,179)
Transactions in Shares of Beneficial Interest
Net decrease	(2,250,844)		(24,310,367)		(11,427,265)

Total decrease	(2,711,171)		(22,919,340)		(24,126,569)
Net Assets
Beginning of period	119,303,371		142,222,711		166,349,280

End of period (including distributions in excess of net investment income of ($59,574), ($91,322) and ($91,762), respectively)	$116,592,200		$119,303,371		$142,222,711

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

112	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	AB Pennsylvania
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,039,348		$3,335,494	$3,966,909
Net realized gain (loss) on investment transactions	26,263		(2,861,951)	412,915
Net change in unrealized appreciation/depreciation of investments	(93,796)		6,456,895	(9,587,520)

Net increase (decrease) in net assets from operations	1,971,815		6,930,438	(5,207,696)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,687,320)		(2,742,320)	(3,239,716)
Class B	(3,452)		(16,214)	(34,350)
Class C	(348,576)		(576,960)	(692,843)
Net realized gain on investment transactions
Class A	– 0	–	(264,229)	(885,298)
Class B	– 0	–	(2,443)	(13,485)
Class C	– 0	–	(70,468)	(244,972)
Transactions in Shares of Beneficial Interest
Net decrease	(4,021,471)		(11,347,968)	(12,091,272)

Total decrease	(4,089,004)		(8,090,164)	(22,409,632)
Net Assets
Beginning of period	104,798,883		112,889,047	135,298,679

End of period (including distributions in excess of net investment income of ($44,123), ($52,157) and ($50,558), respectively)	$100,709,879		$104,798,883	$112,889,047

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	113

Statement of Changes in Net Assets

	AB Virginia
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,450,717		$7,168,090		$8,303,071
Net realized gain (loss) on investment transactions	331,462		(1,819,542)		(2,958,276)
Net change in unrealized appreciation/depreciation of investments	(684,061)		10,919,874		(19,024,813)

Net increase (decrease) in net assets from operations	4,098,118		16,268,422		(13,680,018)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,716,292)		(5,904,701)		(6,835,735)
Class B	(8,031)		(26,394)		(42,342)
Class C	(902,137)		(1,498,388)		(1,682,113)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(1,835,070)
Class B	– 0	–	– 0	–	(16,131)
Class C	– 0	–	– 0	–	(583,634)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	7,782,244		(26,642,385)		(31,936,931)

Total increase (decrease)	7,253,902		(17,803,446)		(56,611,974)
Net Assets
Beginning of period	229,086,652		246,890,098		303,502,072

End of period (including distributions in excess of net investment income of ($243,299), ($199,948) and ($199,106), respectively)	$236,340,554		$229,086,652		$246,890,098

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

See notes to financial statements.

114	• AB MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

NOTE A

Significant Accounting Policies

AB Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Municipal Income Fund II. The Fund operates as a series company currently comprised of eight portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the “Portfolios”). Prior to January 20, 2015, the Portfolios were known as Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

AB MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

116	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

AB MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2015:

AB Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$123,234,956		$9,205,348		$132,440,304

Total Investments in Securities		– 0	–	123,234,956		9,205,348		132,440,304
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^	$	– 0	–	$123,234,956		$9,205,348		$132,440,304

AB Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$231,458,301		$9,074,551		$240,532,852
Short-Term Investments		1,091,960		– 0	–	– 0	–	1,091,960

Total Investments in Securities		1,091,960		231,458,301		9,074,551		241,624,812
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	731,987		– 0	–	731,987
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$1,091,960		$232,190,288		$9,074,551		$242,356,799

118	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

AB Michigan Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$49,975,617		$3,469,981		$53,445,598
Short-Term Investments		2,033,551		– 0	–	– 0	–	2,033,551

Total Investments in Securities		2,033,551		49,975,617		3,469,981		55,479,149
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$2,033,551		$49,975,617		$3,469,981		$55,479,149

AB Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$85,201,477		$441,495		$85,642,972
Short-Term Investments		2,701,494		– 0	–	– 0	–	2,701,494

Total Investments in Securities		2,701,494		85,201,477		441,495		88,344,466
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	170,366		– 0	–	170,366
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$2,701,494		$85,371,843		$441,495		$88,514,832

AB New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$114,716,045		$1,781,897		$116,497,942
Short-Term Investments		1,022,379		– 0	–	– 0	–	1,022,379

Total Investments in Securities		1,022,379		114,716,045		1,781,897		117,520,321
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	176,219		– 0	–	176,219
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$1,022,379		$114,892,264		$1,781,897		$117,696,540

AB MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

AB Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$109,031,624		$4,327,479		$113,359,103
Short-Term Investments		1,124,979		– 0	–	– 0	–	1,124,979

Total Investments in Securities		1,124,979		109,031,624		4,327,479		114,484,082
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	175,233		– 0	–	175,233
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$1,124,979		$109,206,857		$4,327,479		$114,659,315

AB Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$96,470,827		$2,333,445		$98,804,272
Short-Term Investments		1,263,204		– 0	–	– 0	–	1,263,204

Total Investments in Securities		1,263,204		96,470,827		2,333,445		100,067,476
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$1,263,204		$96,470,827		$2,333,445		$100,067,476

AB Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$223,596,093		$5,732,691		$229,328,784
Short-Term Investments		4,947,813		– 0	–	– 0	–	4,947,813

Total Investments in Securities		4,947,813		223,596,093		5,732,691		234,276,597
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	640,488		– 0	–	640,488
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$4,947,813		$224,236,581		$5,732,691		$234,917,085

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

120	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$9,974,477		$9,974,477
Accrued discounts/(premiums)	6,106		6,106
Realized gain (loss)	90,917		90,917
Change in unrealized appreciation/depreciation	(103,472)		(103,472)
Purchases	2,011,380		2,011,380
Sales	(2,774,060)		(2,774,060)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$9,205,348		$9,205,348

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$(38,617)		$(38,617)

AB Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$7,485,011		$7,485,011
Accrued discounts/(premiums)	(21,245)		(21,245)
Realized gain (loss)	18,896		18,896
Change in unrealized appreciation/depreciation	(24,492)		(24,492)
Purchases	1,047,495		1,047,495
Sales	(594,220)		(594,220)
Transfers in to Level 3	1,163,106		1,163,106
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$9,074,551		$9,074,551	+

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$(17,250)		$(17,250)

AB Michigan Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$4,152,514		$4,152,514
Accrued discounts/(premiums)	5,802		5,802
Realized gain (loss)	16,716		16,716
Change in unrealized appreciation/depreciation	(54,806)		(54,806)
Purchases	– 0	–	– 0	–
Sales	(650,245)		(650,245)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$3,469,981		$3,469,981

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$(47,554)		$(47,554)

AB MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

AB Minnesota Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$ – 0	–	$ – 0	–
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	6,495		6,495
Purchases	435,000		435,000
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$441,495		$441,495

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$6,495		$6,495

AB New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$4,095,483		$4,095,483
Accrued discounts/(premiums)	6,388		6,388
Realized gain (loss)	22,816		22,816
Change in unrealized appreciation/depreciation	(40,272)		(40,272)
Purchases	17,812		17,812
Sales	(801,505)		(801,505)
Transfers in to Level 3	1,023,103		1,023,103	+
Transfers out of Level 3	(2,541,928)		(2,541,928	)(a)

Balance as of 5/31/15	$1,781,897		$1,781,897

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$(30,152)		$(30,152)

AB Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$7,679,292		$7,679,292
Accrued discounts/(premiums)	4,095		4,095
Realized gain (loss)	30,168		30,168
Change in unrealized appreciation/depreciation	17,248		17,248
Purchases	404,160		404,160
Sales	(3,807,484)		(3,807,484)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$4,327,479		$4,327,479

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$54,955		$54,955

122	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

AB Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$3,636,681		$3,636,681
Accrued discounts/(premiums)	6,342		6,342
Realized gain (loss)	19,039		19,039
Change in unrealized appreciation/depreciation	34,348		34,348
Purchases	393,860		393,860
Sales	(692,645)		(692,645)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(1,064,180)		(1,064,180	)(b)

Balance as of 5/31/15	$2,333,445		$2,333,445

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$42,851		$42,851

AB Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/14	$5,953,118		$5,953,118
Accrued discounts/(premiums)	3,993		3,993
Realized gain (loss)	14,938		14,938
Change in unrealized appreciation/depreciation	(28,562)		(28,562)
Purchases	– 0	–	– 0	–
Sales	(1,416,980)		(1,416,980)
Transfers in to Level 3	1,206,184		1,206,184
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$5,732,691		$5,732,691	+

Net change in unrealized appreciation/depreciation from investments held as of 5/31/15*	$(18,425)		$(18,425)

+	There were de minimis transfers under 1% of net assets during the report period.

(a)	An amount of $2,541,928 was transferred out of Level 3 into Level 2 as these securities were rated by the third party vendor during the reporting period.

(b)	An amount of $1,064,180 was transferred out of Level 3 into Level 2 as these securities were rated by the third party vendor during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of May 31, 2015 all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to

AB MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

124	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

The Fund changed its fiscal year end from September 30 to May 31. Accordingly, the statements of operations, the statement of changes in net assets and financial highlights reflect the period from October 1, 2014 to May 31, 2015.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Effective February 1, 2013 to January 29, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.48%	1.48%
AB Massachusetts	.82%	1.52%	1.52%
AB Michigan	.90%	1.60%	1.60%
AB Minnesota	.90%	1.60%	1.60%
AB New Jersey	.87%	1.57%	1.57%
AB Ohio	.85%	1.55%	1.55%
AB Pennsylvania	.90%	1.60%	1.60%
AB Virginia	.80%	1.50%	1.50%

AB MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.53%	1.53%
AB Massachusetts	.77%	1.52%	1.52%
AB Michigan	.85%	1.60%	1.60%
AB Minnesota	.85%	1.60%	1.60%
AB New Jersey	.82%	1.57%	1.57%
AB Ohio	.80%	1.55%	1.55%
AB Pennsylvania	.85%	1.60%	1.60%
AB Virginia	.80%	1.55%	1.55%

The Expense Caps will extend through January 30, 2016 and then may be extended by the Adviser for additional one year terms. For the period ended May 31, 2015, such reimbursement/waivers amounted to $173,195, $169,605, $144,603, $117,840, $124,726, $144,028, $114,984 and $150,536 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively. For the year ended September 30, 2014, such reimbursement/waivers amounted to $277,436, $227,160, $195,432, $163,406, $170,792, $207,861, $177,497 and $264,343 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the period ended May 31, 2015, the reimbursement for such services amounted to $37,430, $35,737, $37,430, $35,738, $35,737, $35,737, $37,430 and $37,430 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively. For the year ended September 30, 2014, the reimbursement for such services amounted to $62,117, $58,217, $61,461, $57,829, $57,829, $57,829, $75,727 and $62,117 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period ended May 31, 2015, such compensation retained by ABIS amounted to: $11,954, $23,432, $12,562, $12,063, $15,094, $13,362, $14,095 and $20,024 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively. For the year ended September 30, 2014, such compensation retained by ABIS amounted to: $18,073,

126	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

$36,788, $20,030, $18,161, $25,415, $22,081, $23,566 and $31,213 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolios, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the period ended May 31, 2015 and year ended September 30, 2014 as follows:

	Front-End Sales Charges				Contingent Deferred Sales Charges
	Class A				Class A				Class B					Class C
Portfolio	2015		2014		2015		2014		2015			2014		2015	2014
AB Arizona	$41		$30		$150		$600		$	– 0	–	$48		$4,400	$5,175
AB Massachusetts	– 0	–	– 0	–	50,000		55,241			214		214		709	7,897
AB Michigan	51		– 0	–	– 0	–	– 0	–		26		– 0	–	485	2,395
AB Minnesota	– 0	–	56		– 0	–	11,980			– 0	–	– 0	–	823	3,559
AB New Jersey	90		182		– 0	–	– 0	–		363		1,065		1,663	5,025
AB Ohio	– 0	–	– 0	–	670		144			7		121		175	1,582
AB Pennsylvania	– 0	–	– 0	–	– 0	–	– 0	–		29		105		13	412
AB Virginia	215		54		– 0	–	– 0	–		72		– 0	–	622	1,191

The Portfolios may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Portfolio	Market Value September 30, 2014 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)			Dividend Income (000)
AB Arizona Portfolio	$946		$11,797	$12,743	$	– 0	–	$	– 0	–*
AB Massachusetts Portfolio	3,449		19,345	21,702		1,092			1
AB Michigan Portfolio	– 0	–	5,845	3,811		2,034			– 0	–*
AB Minnesota Portfolio	352		12,700	10,351		2,701			1
AB New Jersey Portfolio	2,134		6,491	7,603		1,022			– 0	–*
AB Ohio Portfolio	956		13,465	13,296		1,125			1
AB Pennsylvania Portfolio	110		6,091	4,938		1,263			– 0	–*
AB Virginia Portfolio	5,122		17,364	17,538		4,948			1

*	Amount is less than $500.

AB MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio for the period ended May 31, 2015 and year ended September 30, 2014 as follows:

	Class B		Class C
Portfolio	2015	2014	2015	2014
AB Arizona	$3,381,159	$3,383,200	$2,149,925	$2,124,008
AB Massachusetts	3,330,386	3,332,597	3,875,716	3,822,402
AB Michigan	3,153,676	3,154,940	4,516,666	4,495,007
AB Minnesota	2,639,239	2,639,463	2,808,100	2,791,906
AB New Jersey	5,239,441	5,241,385	3,708,749	3,683,786
AB Ohio	4,271,635	4,272,273	3,982,793	3,958,954
AB Pennsylvania	3,520,002	3,520,873	3,521,835	3,501,765
AB Virginia	3,536,464	3,538,425	3,242,953	3,200,917

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2015, were as follows:

Portfolio	Purchases	Sales
AB Arizona	$28,598,591	$31,513,392
AB Massachusetts	30,033,881	31,021,863
AB Michigan	2,574,630	6,829,354
AB Minnesota	11,817,780	9,656,758
AB New Jersey	2,946,682	11,531,114
AB Ohio	16,482,689	18,888,674
AB Pennsylvania	2,507,552	7,331,346
AB Virginia	21,792,945	12,074,398

128	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

There were no purchases or sales of U.S. government and government agency obligations for the period ended May 31, 2015.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB Arizona	$124,442,950	$5,087,688	$(563,694)	$4,523,994
AB Massachusetts	225,434,093	16,478,149	(287,430)	16,190,719
AB Michigan	53,585,247	2,139,408	(245,506)	1,893,902
AB Minnesota	84,163,182	4,433,610	(252,326)	4,181,284
AB New Jersey	110,183,508	7,951,190	(614,377)	7,336,813
AB Ohio	110,167,286	4,632,881	(316,085)	4,316,796
AB Pennsylvania	94,368,288	5,909,311	(210,123)	5,699,188
AB Virginia	221,311,823	13,346,558	(381,784)	12,964,774

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the

AB MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in the net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended May 31, 2015, the AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio and AB Virginia Portfolio Portfolios held interest rate swaps for hedging purposes.

130	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2015, the Portfolios had entered into the following derivatives:

AB Massachusetts Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$731,987

Total		$731,987

AB MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$150,317	$(27,974)

Total		$150,317	$(27,974)

AB Minnesota Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$170,366

Total		$170,366

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$105,926	$(88,314)

Total		$105,926	$(88,314)

AB New Jersey Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$176,219

Total		$176,219

132	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$92,095	$(72,874)

Total		$92,095	$(72,874)

AB Ohio Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$175,233

Total		$175,233

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$108,952	$(90,838)

Total		$108,952	$(90,838)

AB MUNICIPAL INCOME FUND II •	133

Notes to Financial Statements

AB Virginia Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$640,488

Total		$640,488

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$131,527	$(24,478)

Total		$131,527	$(24,478)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the period ended May 31, 2015:

AB Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$8,000,000

AB Minnesota Portfolio
Interest Rate Swaps:
Average notional amount	$3,500,000

AB New Jersey Portfolio
Interest Rate Swaps:
Average notional amount	$3,000,000

AB Ohio Portfolio
Interest Rate Swaps:
Average notional amount	$3,600,000

AB Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

134	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of May 31, 2015:

AB Massachusetts Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$731,987	$	– 0	–	$	– 0	–	$(731,987)	$	– 0	–

Total	$731,987	$	– 0	–	$	– 0	–	$(731,987)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Minnesota Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$170,366	$	– 0	–	$	– 0	–	$	– 0	–	$170,366

Total	$170,366	$	– 0	–	$	– 0	–	$	– 0	–	$170,366	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New Jersey Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$176,219	$	– 0	–	$	– 0	–	$	– 0	–	$176,219

Total	$176,219	$	– 0	–	$	– 0	–	$	– 0	–	$176,219	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL INCOME FUND II •	135

Notes to Financial Statements

AB Ohio Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$175,233	$	– 0	–	$	– 0	–	$	– 0	–	$175,233

Total	$175,233	$	– 0	–	$	– 0	–	$	– 0	–	$175,233	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB Virginia Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$640,488	$	– 0	–	$	– 0	–	$(640,488)	$	– 0	–

Total	$640,488	$	– 0	–	$	– 0	–	$(640,488)	$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	AB Arizona Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	647,396	573,931	1,188,942	$7,218,558	$6,229,413	$13,490,387

Shares issued in reinvestment of dividends	122,111	197,667	233,895	1,359,112	2,145,607	2,615,961

Shares converted from Class B	4,224	15,273	74,761	47,479	165,251	823,197

Shares redeemed	(1,043,816)	(1,976,025)	(2,885,294)	(11,626,423)	(21,313,971)	(31,889,902)

Net decrease	(270,085)	(1,189,154)	(1,387,696)	$(3,001,274)	$(12,773,700)	$(14,960,357)

136	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Arizona Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B
Shares sold	43	56	265	$476	$600	$2,967

Shares issued in reinvestment of dividends	122	448	1,593	1,366	4,843	17,870

Shares converted to Class A	(4,232)	(15,291)	(74,879)	(47,479)	(165,251)	(823,197)

Shares redeemed	(7,940)	(7,537)	(24,830)	(88,490)	(80,627)	(272,310)

Net decrease	(12,007)	(22,324)	(97,851)	$(134,127)	$(240,435)	$(1,074,670)

Class C
Shares sold	142,728	161,530	365,747	$1,585,695	$1,753,211	$4,117,392

Shares issued in reinvestment of dividends	25,944	43,748	55,193	288,390	473,861	615,886

Shares redeemed	(188,230)	(730,001)	(724,508)	(2,096,527)	(7,874,512)	(7,991,854)

Net decrease	(19,558)	(524,723)	(303,568)	$(222,442)	$(5,647,440)	$(3,258,576)

	AB Massachusetts Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	1,342,075	2,878,225	3,914,666	$15,416,051	$32,138,616	$45,828,980

Shares issued in reinvestment of dividends and distributions	192,964	316,758	387,628	2,215,346	3,549,776	4,496,991

Shares converted from Class B	15,518	58,212	40,222	179,235	650,814	466,860

Shares redeemed	(2,038,286)	(4,457,081)	(5,685,750)	(23,426,821)	(49,734,756)	(64,855,798)

Net decrease	(487,729)	(1,203,886)	(1,343,234)	$(5,616,189)	$(13,395,550)	$(14,062,967)

Class B
Shares sold	139	3,156	2,370	$1,601	$34,700	$28,336

Shares issued in reinvestment of dividends and distributions	577	1,696	2,632	6,613	18,927	30,540

Shares converted to Class A	(15,547)	(58,317)	(40,294)	(179,235)	(650,814)	(466,860)

Shares redeemed	(7,841)	(18,049)	(23,008)	(89,822)	(200,683)	(268,361)

Net decrease	(22,672)	(71,514)	(58,300)	$(260,843)	$(797,870)	$(676,345)

Class C
Shares sold	222,782	259,405	1,149,243	$2,556,531	$2,896,903	$13,494,846

Shares issued in reinvestment of dividends and distributions	60,630	109,150	147,143	694,877	1,220,343	1,705,626

Shares redeemed	(335,993)	(1,427,441)	(1,447,850)	(3,847,688)	(15,854,677)	(16,459,640)

Net decrease	(52,581)	(1,058,886)	(151,464)	$(596,280)	$(11,737,431)	$(1,259,168)

AB MUNICIPAL INCOME FUND II •	137

Notes to Financial Statements

	AB Michigan Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	146,065	124,440	978,540	$1,533,441	$1,263,820	$10,600,549

Shares issued in reinvestment of dividends	53,270	97,411	181,599	555,963	985,982	1,946,328

Shares converted from Class B	3,987	7,724	39,457	41,730	78,133	423,211

Shares redeemed	(378,663)	(1,340,398)	(2,796,780)	(3,943,368)	(13,490,700)	(29,188,908)

Net decrease	(175,341)	(1,110,823)	(1,597,184)	$(1,812,234)	$(11,162,765)	$(16,218,820)

Class B
Shares sold	792	1,292	1,293	$8,252	$13,032	$13,718

Shares issued in reinvestment of dividends	585	1,121	2,462	6,089	11,324	26,440

Shares converted to Class A	(3,994)	(7,739)	(39,531)	(41,730)	(78,133)	(423,211)

Shares redeemed	(583)	(3,414)	(10,528)	(6,027)	(34,204)	(107,843)

Net decrease	(3,200)	(8,740)	(46,304)	$(33,416)	$(87,981)	$(490,896)

Class C
Shares sold	126,096	75,249	267,702	$1,314,259	$755,436	$2,888,217

Shares issued in reinvestment of dividends	23,327	40,327	67,307	243,019	407,477	719,815

Shares redeemed	(194,088)	(506,596)	(715,855)	(2,022,865)	(5,065,573)	(7,474,199)

Net decrease	(44,665)	(391,020)	(380,846)	$(465,587)	$(3,902,660)	$(3,866,167)

	AB Minnesota Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	537,113	876,484	1,223,236	$5,626,202	$8,989,925	$13,002,342

Shares issued in reinvestment of dividends and distributions	120,844	139,095	183,756	1,264,505	1,430,970	1,933,168

Shares converted from Class B	5,634	3,393	5,508	59,103	34,544	56,149

Shares redeemed	(525,342)	(1,496,713)	(2,215,497)	(5,503,788)	(15,268,596)	(22,991,123)

Net increase (decrease)	138,249	(477,741)	(802,997)	$1,446,022	$(4,813,157)	$(7,999,464)

Class B
Shares sold	68	30	31	$701	$304	$330

Shares issued in reinvestment of dividends and distributions	102	230	369	1,063	2,363	3,882

Shares converted to Class A	(5,635)	(3,393)	(5,508)	(59,103)	(34,544)	(56,149)

Shares redeemed	(50)	(800)	(501)	(506)	(8,075)	(5,359)

Net decrease	(5,515)	(3,933)	(5,609)	$(57,845)	$(39,952)	$(57,296)

138	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Minnesota Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C
Shares sold	80,832	122,771	333,610	$847,690	$1,262,819	$3,534,159

Shares issued in reinvestment of dividends and distributions	24,873	29,753	40,859	260,520	306,206	430,478

Shares redeemed	(130,240)	(492,938)	(586,237)	(1,365,901)	(5,045,152)	(6,089,409)

Net decrease	(24,535)	(340,414)	(211,768)	$(257,691)	$(3,476,127)	$(2,124,772)

	AB New Jersey Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	618,946	961,030	2,126,030	$6,067,290	$9,252,855	$21,339,762

Shares issued in reinvestment of dividends	112,022	187,608	204,166	1,097,494	1,810,822	2,034,453

Shares converted from Class B	8,724	45,212	78,288	85,498	435,607	786,292

Shares redeemed	(1,618,629)	(2,789,281)	(2,567,219)	(15,867,624)	(26,769,741)	(25,351,737)

Net decrease	(878,937)	(1,595,431)	(158,735)	$(8,617,342)	$(15,270,457)	$(1,191,230)

Class B
Shares sold	316	19,808	1,567	$3,100	$189,258	$15,741

Shares issued in reinvestment of dividends	772	1,848	2,790	7,564	17,827	27,948

Shares converted to Class A	(8,718)	(45,210)	(78,281)	(85,498)	(435,607)	(786,292)

Shares redeemed	(2,354)	(31,158)	(18,947)	(23,132)	(299,274)	(189,401)

Net decrease	(9,984)	(54,712)	(92,871)	$(97,966)	$(527,796)	$(932,004)

Class C
Shares sold	123,244	212,766	467,610	$1,209,191	$2,057,122	$4,738,099

Shares issued in reinvestment of dividends	36,597	63,305	69,028	358,796	611,306	688,190

Shares redeemed	(261,414)	(675,053)	(774,695)	(2,568,644)	(6,480,663)	(7,697,958)

Net decrease	(101,573)	(398,982)	(238,057)	$(1,000,657)	$(3,812,235)	$(2,271,669)

AB MUNICIPAL INCOME FUND II •	139

Notes to Financial Statements

	AB Ohio Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	575,276	862,908	1,883,637	$5,746,016	$8,425,806	$19,679,304

Shares issued in reinvestment of dividends and distributions	114,044	207,644	273,349	1,139,027	2,034,219	2,824,080

Shares converted from Class B	6,587	58,886	60,864	65,865	576,380	631,943

Shares redeemed	(751,797)	(2,854,557)	(3,054,091)	(7,513,920)	(27,848,488)	(30,953,383)

Net decrease	(55,890)	(1,725,119)	(836,241)	$(563,012)	$(16,812,083)	$(7,818,056)

Class B
Shares sold	289	430	2,382	$2,881	$4,200	$25,172

Shares issued in reinvestment of dividends and distributions	284	1,236	3,439	2,839	12,065	35,673

Shares converted to Class A	(6,593)	(58,952)	(60,930)	(65,865)	(576,380)	(631,943)

Shares redeemed	(551)	(4,307)	(35,573)	(5,509)	(41,975)	(365,061)

Net decrease	(6,571)	(61,593)	(90,682)	$(65,654)	$(602,090)	$(936,159)

Class C
Shares sold	79,745	143,044	383,989	$795,292	$1,403,469	$4,033,049

Shares issued in reinvestment of dividends and distributions	35,516	68,062	92,735	354,642	666,213	958,252

Shares redeemed	(277,980)	(919,712)	(757,205)	(2,772,112)	(8,965,876)	(7,664,351)

Net decrease	(162,719)	(708,606)	(280,481)	$(1,622,178)	$(6,896,194)	$(2,673,050)

	AB Pennsylvania Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	368,086	358,028	1,561,453	$3,899,480	$3,648,627	$16,232,417

Shares issued in reinvestment of dividends and distributions	93,267	172,726	236,067	981,784	1,766,875	2,518,277

Shares converted from Class B	13,271	47,221	57,519	139,255	486,155	608,258

Shares redeemed	(802,666)	(1,401,858)	(2,725,618)	(8,463,673)	(14,261,253)	(28,187,212)

Net decrease	(328,042)	(823,883)	(870,579)	$(3,443,154)	$(8,359,596)	$(8,828,260)

140	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

	AB Pennsylvania Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B
Shares sold	205	759	1,427	$2,160	$7,696	$15,142

Shares issued in reinvestment of dividends and distributions	288	1,376	3,182	3,027	14,022	34,072

Shares converted to Class A	(13,271)	(47,224)	(57,519)	(139,255)	(486,155)	(608,258)

Shares redeemed	(3,698)	(11,452)	(13,116)	(38,805)	(116,254)	(131,699)

Net decrease	(16,476)	(56,541)	(66,026)	$(172,873)	$(580,691)	$(690,743)

Class C
Shares sold	71,133	85,052	291,849	$749,710	$872,643	$3,129,810

Shares issued in reinvestment of dividends and distributions	24,128	47,112	66,935	254,001	481,565	714,550

Shares redeemed	(133,735)	(370,534)	(613,962)	(1,409,155)	(3,761,889)	(6,416,629)

Net decrease	(38,474)	(238,370)	(255,178)	$(405,444)	$(2,407,681)	$(2,572,269)

	AB Virginia Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	1,457,408	1,190,701	3,128,386	$16,345,109	$12,915,731	$35,524,772

Shares issued in reinvestment of dividends and distributions	184,625	307,132	464,665	2,070,245	3,347,004	5,274,230

Shares converted from Class B	29,391	57,896	44,519	329,613	629,118	494,223

Shares redeemed	(897,713)	(3,397,801)	(5,870,650)	(10,059,039)	(36,619,917)	(64,514,873)

Net increase (decrease)	773,711	(1,842,072)	(2,233,080)	$8,685,928	$(19,728,064)	$(23,221,648)

Class B
Shares sold	449	895	3,500	$5,016	$9,700	$39,038

Shares issued in reinvestment of dividends and distributions	447	1,472	3,352	5,005	15,963	38,167

Shares converted to Class A	(29,443)	(57,997)	(44,599)	(329,613)	(629,118)	(494,223)

Shares redeemed	(921)	(2,810)	(23,333)	(10,318)	(30,238)	(264,799)

Net decrease	(29,468)	(58,440)	(61,080)	$(329,910)	$(633,693)	$(681,817)

AB MUNICIPAL INCOME FUND II •	141

Notes to Financial Statements

	AB Virginia Portfolio
	Shares			Amount
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013	October 1, 2014 to May 31, 2015(a)	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C
Shares sold	246,598	350,918	725,190	$2,758,541	$3,819,264	$8,247,021

Shares issued in reinvestment of dividends and distributions	59,905	101,472	152,900	669,990	1,102,530	1,732,536

Shares redeemed	(358,176)	(1,039,994)	(1,641,201)	(4,002,305)	(11,202,422)	(18,013,023)

Net decrease	(51,673)	(587,604)	(763,111)	$(573,774)	$(6,280,628)	$(8,033,466)

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

142	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio’s. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a

AB MUNICIPAL INCOME FUND II •	143

Notes to Financial Statements

special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the

144	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Indemnification Risk—In the ordinary course of business, a Portfolio enters into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the period ended May 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended May 31, 2015 and years ended September 30, 2014 and September 30, 2013 were as follows:

AB Arizona Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$14,371		$23,819		$23,246
Long-term capital gains	– 0	–	– 0	–	84,324

Total taxable distributions	14,371		23,819		107,570
Tax exempt distributions	2,923,238		4,820,620		5,708,115

Total distributions paid	$2,937,609		$4,844,439		$5,815,685

AB Massachusetts Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$171,400		$258,707		$398,461
Long-term capital gains	– 0	–	– 0	–	1,178,169

Total taxable distributions	171,400		258,707		1,576,630
Tax exempt distributions	4,912,570		8,201,528		9,300,316

Total distributions paid	$5,083,970		$8,460,235		$10,876,946

AB MUNICIPAL INCOME FUND II •	145

Notes to Financial Statements

AB Michigan Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$4,449		$6,802		$177,114
Long-term capital gains	– 0	–	– 0	–	884,582

Total taxable distributions	4,449		6,802		1,061,696
Tax exempt distributions	1,174,960		2,088,215		2,841,749

Total distributions paid	$1,179,409		$2,095,017		$3,903,445

AB Minnesota Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$78,065		$115,117		$113,212
Long-term capital gains	493,088		– 0	–	413,065

Total taxable distributions	571,153		115,117		526,277
Tax exempt distributions	1,600,873		2,515,905		2,923,978

Total distributions paid	$2,172,026		$2,631,022		$3,450,255

AB New Jersey Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$78,988		$118,332		$114,455

Total taxable distributions	78,988		118,332		114,455
Tax exempt distributions	2,716,354		4,663,383		5,116,765

Total distributions paid	$2,795,342		$4,781,715		$5,231,220

AB Ohio Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$88,812		$133,123		$129,053
Long-term capital gains	– 0	–	– 0	–	826,450

Total taxable distributions	88,812		133,123		955,503
Tax exempt distributions	2,307,820		4,198,025		5,012,726

Total distributions paid	$2,396,632		$4,331,148		$5,968,229

AB Pennsylvania Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$3,732		$15,984		$132,142
Long-term capital gains	– 0	–	335,541		1,205,033

Total taxable distributions	3,732		351,525		1,337,175
Tax exempt distributions	2,035,616		3,321,109		3,773,489

Total distributions paid	$2,039,348		$3,672,634		$5,110,664

AB Virginia Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$984,666		$265,735		$263,447
Long-term capital gains	– 0	–	– 0	–	2,215,169

Total taxable distributions	984,666		265,735		2,478,616
Tax exempt distributions	3,641,794		7,163,748		8,516,409

Total distributions paid	$4,626,460		$7,429,483		$10,995,025

146	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Arizona	$	– 0	–	$(1,778,104)	$4,523,994	$2,745,890
AB Massachusetts		5,427		(2,107,322)	16,847,998	14,746,103
AB Michigan		– 0	–	(2,678,973)	1,893,902	(785,071)
AB Minnesota		– 0	–	(64,463)	4,340,223	4,275,760
AB New Jersey		– 0	–	(4,420,526)	7,499,415	3,078,889
AB Ohio		– 0	–	(5,388,231)	4,480,276	(907,955)
AB Pennsylvania		– 0	–	(2,835,688)	5,699,188	2,863,500
AB Virginia		– 0	–	(5,094,970)	13,539,892	8,444,922

(a)	These amounts represent 100% tax exempt income.

(b)

At May 31, 2015, AB Arizona Portfolio, AB Massachusetts Portfolio, AB Michigan Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB Arizona Portfolio, AB Massachusetts Portfolio, AB New Jersey Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio utilized capital loss carryforwards of $2,088,860, $1,458,654, $161,939, $26,263 and $199,935, respectively, to offset current year net realized gains. As of May 31, 2015, AB Minnesota Portfolio elected to defer $64,463 of post-October short-term capital losses. These losses are deemed to arise on June 1, 2015.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of tender option bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2015, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
AB Arizona	$499,936		$1,278,168	No expiration
AB Massachusetts	22,897		2,084,425	No expiration
AB Michigan	724,446		1,954,527	No expiration
AB New Jersey	236,173		n/a	2018
AB New Jersey	95,620		n/a	2019
AB New Jersey	2,285,806		1,802,927	No expiration
AB Ohio	1,683,080		3,705,151	No expiration
AB Pennsylvania	– 0	–	2,835,688	No expiration
AB Virginia	1,430,371		3,664,599	No expiration

AB MUNICIPAL INCOME FUND II •	147

Notes to Financial Statements

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and dividend overdistributions—is reflected as an adjustment to the components of capital as of May 31, 2015 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
AB Arizona	$(22,084)		$22,084	$	– 0	–
AB Massachusetts	– 0	–	150,317		(150,317)
AB Michigan	(10,834)		10,834		– 0	–
AB Minnesota	– 0	–	107,931		(107,931)
AB New Jersey	(7,166)		99,261		(92,095)
AB Ohio	(19,997)		128,949		(108,952)
AB Pennsylvania	(8,034)		8,034		– 0	–
AB Virginia	(865)		132,392		(131,527)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2015, the amount of the Floating Rate Notes outstanding was $3,465,000 and the related interest rate was 0.14% for the AB Arizona Portfolio.

148	• AB MUNICIPAL INCOME FUND II

Notes to Financial Statements

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the period ended May 31, 2015, the Portfolios did not engage in such transactions.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

AB MUNICIPAL INCOME FUND II •	149

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.05	$ 10.72	$ 11.41	$ 10.95	$ 11.17	$ 11.02

Income From Investment Operations
Net investment income(b)(c)	.25	.40	.40	.43	.45	.44
Net realized and unrealized gain (loss) on investment transactions	(.04)	.33	(.69)	.46	(.13)	.15

Net increase (decrease) in net asset value from operations	.21	.73	(.29)	.89	.32	.59

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.40)	(.40)	(.43)	(.46)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.25)	(.40)	(.40)	(.43)	(.54)	(.44)

Net asset value, end of period	$ 11.01	$ 11.05	$ 10.72	$ 11.41	$ 10.95	$ 11.17

Total Return
Total investment return based on net asset value(d)	1.94%	6.90%	(2.65)%	8.27%	3.07%	5.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,489	$107,843	$117,342	$140,768	$134,466	$159,374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80	%^	.79%	.79%	.79%	.78%	.78	%+
Expenses, before waivers/reimbursements(e)	1.00	%^	.99%	.93%	.95%	.95%	.94	%+
Net investment income(b)	3.43	%^	3.65%	3.54%	3.85%	4.22%	4.06	%+
Portfolio turnover rate	21%	15%	24%	17%	2%	10%

See footnote summary on pages 174-175.

150	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Income From Investment Operations
Net investment income(b)(c)	.20	.32	.32	.35	.38	.37
Net realized and unrealized gain (loss) on investment transactions	(.04)	.33	(.69)	.46	(.14)	.14

Net increase (decrease) in net asset value from operations	.16	.65	(.37)	.81	.24	.51

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.32)	(.32)	(.35)	(.38)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.20)	(.32)	(.32)	(.35)	(.46)	(.37)

Net asset value, end of period	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Total Return
Total investment return based on net asset value(d)	1.45%	6.17%	(3.34)%	7.54%	2.36%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$412	$546	$769	$1,933	$2,330	$4,535
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53	%^	1.49%	1.49%	1.49%	1.48%	1.48	%+
Expenses, before waivers/reimbursements(e)	1.72	%^	1.70%	1.63%	1.67%	1.67%	1.65	%+
Net investment income(b)	2.72	%^	2.96%	2.83%	3.17%	3.53%	3.37	%+
Portfolio turnover rate	21%	15%	24%	17%	2%	10%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Arizona Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15	$ 11.01

Income From Investment Operations
Net investment income(b)(c)	.20	.32	.32	.35	.38	.37
Net realized and unrealized gain (loss) on investment transactions	(.04)	.33	(.69)	.46	(.14)	.14

Net increase (decrease) in net asset value from operations	.16	.65	(.37)	.81	.24	.51

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.32)	(.32)	(.35)	(.38)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.20)	(.32)	(.32)	(.35)	(.46)	(.37)

Net asset value, end of period	$ 10.99	$ 11.03	$ 10.70	$ 11.39	$ 10.93	$ 11.15

Total Return
Total investment return based on net asset value(d)	1.45%	6.17%	(3.34	) %	7.54%	2.35%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,900	$25,203	$30,060	$35,464	$32,103	$37,623
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53	%^	1.49%	1.49%	1.49%	1.48%	1.48	%+
Expenses, before waivers/reimbursements(e)	1.72	%^	1.70%	1.63%	1.65%	1.66%	1.64	%+
Net investment income(b)	2.71	%^	2.96%	2.84%	3.16%	3.53%	3.37	%+
Portfolio turnover rate	21%	15%	24%	17%	2%	10%

See footnote summary on pages 174-175.

152	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.36	$ 11.05	$ 11.87	$ 11.28	$ 11.32	$ 11.08

Income From Investment Operations
Net investment income(b)(c)	.24	.37	.37	.39	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.02	.33	(.76)	.61	(.02	)†	.26

Net increase (decrease) in net asset value from operations	.26	.70	(.39)	1.00	.36	.65

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.39)	(.39)	(.41)	(.40)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.39)	(.43)	(.41)	(.40)	(.41)

Net asset value, end of period	$ 11.37	$ 11.36	$ 11.05	$ 11.87	$ 11.28	$ 11.32

Total Return
Total investment return based on net asset value(d)	2.26%	6.42%	(3.38)%	8.98%	3.38%	6.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$188,934	$194,274	$202,230	$233,271	$215,025	$192,427
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%^	.82%	.82%	.82%	.82%	.82	%+
Expenses, before waivers/reimbursements	.90	%^	.91%	.88%	.88%	.89%	.93	%+
Net investment income(b)	3.10	%^	3.35%	3.18%	3.33%	3.51%	3.50	%+
Portfolio turnover rate	12%	9%	19%	6%	15%	14%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.34	$ 11.03	$ 11.85	$ 11.25	$ 11.29	$ 11.06

Income From Investment Operations
Net investment income(b)(c)	.18	.30	.29	.31	.30	.31
Net realized and unrealized gain (loss) on investment transactions	.02	.32	(.76)	.62	(.01	)†	.25

Net increase (decrease) in net asset value from operations	.20	.62	(.47)	.93	.29	.56

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.31)	(.31)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.31)	(.35)	(.33)	(.33)	(.33)

Net asset value, end of period	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.25	$ 11.29

Total Return
Total investment return based on net asset value(d)	1.77%	5.70%	(4.05)%	8.34%	2.68%	5.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$399	$656	$1,426	$2,223	$3,086	$4,725
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52	%+
Expenses, before waivers/reimbursements	1.63	%^	1.61%	1.58%	1.60%	1.61%	1.64	%+
Net investment income(b)	2.39	%^	2.69%	2.49%	2.66%	2.81%	2.82	%+
Portfolio turnover rate	12%	9%	19%	6%	15%	14%

See footnote summary on pages 174-175.

154	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.34	$ 11.03	$ 11.85	$ 11.26	$ 11.30	$ 11.06

Income From Investment Operations
Net investment income(b)(c)	.18	.30	.29	.31	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.02	.32	(.76)	.61	(.02	)†	.26

Net increase (decrease) in net asset value from operations	.20	.62	(.47)	.92	.29	.57

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.31)	(.31)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.31)	(.35)	(.33)	(.33)	(.33)

Net asset value, end of period	$ 11.35	$ 11.34	$ 11.03	$ 11.85	$ 11.26	$ 11.30

Total Return
Total investment return based on net asset value(d)	1.77%	5.70%	(4.06)%	8.24%	2.67%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,570	$54,108	$64,298	$70,889	$58,968	$65,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52	%+
Expenses, before waivers/reimbursements	1.63	%^	1.61%	1.59%	1.59%	1.60%	1.63	%+
Net investment income(b)	2.39	%^	2.67%	2.49%	2.64%	2.81%	2.80	%+
Portfolio turnover rate	12%	9%	19%	6%	15%	14%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	155

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.33	$ 9.96	$ 11.01	$ 10.76	$ 10.89	$ 10.79

Income From Investment Operations
Net investment income(b)(c)	.23	.36	.35	.39	.41	.39
Net realized and unrealized gain (loss) on investment transactions	(.00	)(f)	.37	(.94)	.28	(.11)	.13
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase (decrease) in net asset value from operations	.23	.73	(.59)	.67	.30	.52

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.36)	(.37)	(.41)	(.43)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.36)	(.46)	(.42)	(.43)	(.42)

Net asset value, end of period	$ 10.33	$ 10.33	$ 9.96	$ 11.01	$ 10.76	$ 10.89

Total Return
Total investment return based on net asset value(d)	2.22%	7.42%	(5.57)%	6.33%	2.92%	4.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,254	$39,075	$48,743	$71,424	$66,033	$73,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.90%	.95%	1.01%	1.01%	1.01	%+
Expenses, before waivers/reimbursements(e)	1.25	%^	1.21%	1.06%	1.05%	1.09%	1.06	%+
Net investment income(b)	3.30	%^	3.53%	3.23%	3.55%	3.84%	3.67	%+
Portfolio turnover rate	5%	12%	28%	28%	3%	5%

See footnote summary on pages 174-175.

156	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.31	$ 9.94	$ 10.98	$ 10.74	$ 10.87	$ 10.77

Income From Investment Operations
Net investment income(b)(c)	.18	.29	.27	.31	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.00	)(f)	.37	(.92)	.27	(.10)	.12
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase (decrease) in net asset value from operations	.18	.66	(.65)	.58	.24	.44

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)	(.30)	(.33)	(.37)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.29)	(.39)	(.34)	(.37)	(.34)

Net asset value, end of period	$ 10.31	$ 10.31	$ 9.94	$ 10.98	$ 10.74	$ 10.87

Total Return
Total investment return based on net asset value(d)	1.73%	6.69%	(6.15)%	5.52%	2.27%	4.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$341	$375	$448	$1,003	$1,460	$3,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%^	1.60%	1.66%	1.71%	1.71%	1.71	%+
Expenses, before waivers/reimbursements(e)	1.99	%^	1.93%	1.77%	1.78%	1.80%	1.78	%+
Net investment income(b)	2.58	%^	2.84%	2.54%	2.88%	3.16%	2.99	%+
Portfolio turnover rate	5%	12%	28%	28%	3%	5%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	157

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Michigan Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.32	$ 9.95	$ 10.99	$ 10.75	$ 10.87	$ 10.78

Income From Investment Operations
Net investment income(b)(c)	.18	.29	.27	.31	.33	.32
Net realized and unrealized gain (loss) on investment transactions	(.01)	.37	(.92)	.27	(.09)	.11
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(f)

Net increase (decrease) in net asset value from operations	.17	.66	(.65)	.58	.24	.43

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)	(.30)	(.33)	(.36)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.29)	(.39)	(.34)	(.36)	(.34)

Net asset value, end of period	$ 10.31	$ 10.32	$ 9.95	$ 10.99	$ 10.75	$ 10.87

Total Return
Total investment return based on net asset value(d)	1.63%	6.69%	(6.15)%	5.51%	2.30%	4.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,483	$18,949	$22,161	$28,668	$28,813	$35,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%^	1.60%	1.65%	1.71%	1.71%	1.71	%+
Expenses, before waivers/reimbursements(e)	1.98	%^	1.92%	1.77%	1.76%	1.79%	1.76	%+
Net investment income(b)	2.58	%^	2.83%	2.55%	2.86%	3.15%	2.97	%+
Portfolio turnover rate	5%	12%	28%	28%	3%	5%

See footnote summary on pages 174-175.

158	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.46	$ 10.13	$ 10.72	$ 10.35	$ 10.35	$ 10.17

Income From Investment Operations
Net investment income(b)(c)	.20	.31	.31	.35	.35	.32
Net realized and unrealized gain (loss) on investment transactions	(.06)	.35	(.54)	.38	.01	†	.19

Net increase (decrease) in net asset value from operations	.14	.66	(.23)	.73	.36	.51

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.33)	(.32)	(.36)	(.36)	(.33)
Distributions from net realized gain on investment transactions	(.06)	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.33)	(.36)	(.36)	(.36)	(.33)

Net asset value, end of period	$ 10.33	$ 10.46	$ 10.13	$ 10.72	$ 10.35	$ 10.35

Total Return
Total investment return based on net asset value(d)	1.37%	6.60%	(2.24)%	7.17%	3.68%	5.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,197	$69,595	$72,221	$85,035	$86,705	$107,206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.90%	.90%	.91%	.90%	.90	%+
Expenses, before waivers/reimbursements(e)	1.08	%^	1.09%	1.02%	1.02%	1.02%	1.02	%+
Net investment income(b)	2.90	%^	3.04%	2.93%	3.29%	3.48%	3.11	%+
Portfolio turnover rate	11%	19%	17%	14%	10%	22%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	159

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.45	$ 10.12	$ 10.71	$ 10.35	$ 10.35	$ 10.17

Income From Investment Operations
Net investment income(b)(c)	.15	.24	.24	.28	.28	.25
Net realized and unrealized gain (loss) on investment transactions	(.05)	.35	(.54)	.37	.01	†	.19

Net increase (decrease) in net asset value from operations	.10	.59	(.30)	.65	.29	.44

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.26)	(.25)	(.29)	(.29)	(.26)
Distributions from net realized gain on investment transactions	(.06)	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.26)	(.29)	(.29)	(.29)	(.26)

Net asset value, end of period	$ 10.33	$ 10.45	$ 10.12	$ 10.71	$ 10.35	$ 10.35

Total Return
Total investment return based on net asset value(d)	.98%	5.86%	(2.92)%	6.33%	2.96%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34	$91	$128	$196	$440	$676
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%^	1.60%	1.60%	1.61%	1.60%	1.60	%+
Expenses, before waivers/reimbursements(e)	1.82	%^	1.81%	1.73%	1.94%	1.90%	1.76	%+
Net investment income(b)	2.18	%^	2.34%	2.23%	2.62%	2.77%	2.45	%+
Portfolio turnover rate	11%	19%	17%	14%	10%	22%

See footnote summary on pages 174-175.

160	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.47	$ 10.14	$ 10.73	$ 10.36	$ 10.36	$ 10.18

Income From Investment Operations
Net investment income(b)(c)	.15	.24	.24	.27	.28	.24
Net realized and unrealized gain (loss) on investment transactions	(.06)	.35	(.54)	.39	.01	†	.20

Net increase (decrease) in net asset value from operations	.09	.59	(.30)	.66	.29	.44

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.26)	(.25)	(.29)	(.29)	(.26)
Distributions from net realized gain on investment transactions	(.06)	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.26)	(.29)	(.29)	(.29)	(.26)

Net asset value, end of period	$ 10.34	$ 10.47	$ 10.14	$ 10.73	$ 10.36	$ 10.36

Total Return
Total investment return based on net asset value(d)	.88%	5.86%	(2.92)%	6.41%	2.95%	4.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,680	$16,126	$19,064	$22,445	$20,838	$22,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%^	1.60%	1.60%	1.61%	1.60%	1.60	%+
Expenses, before waivers/reimbursements(e)	1.81	%^	1.79%	1.72%	1.72%	1.73%	1.72	%+
Net investment income(b)	2.17	%^	2.34%	2.23%	2.58%	2.79%	2.41	%+
Portfolio turnover rate	11%	19%	17%	14%	10%	22%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	161

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class A
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
		2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.76	$ 9.55	$ 10.22	$ 9.71	$ 9.82		$ 9.55

Income From Investment Operations
Net investment income(b)(c)	.22	.35	.33	.37	.39		.39
Net realized and unrealized gain (loss) on investment transactions	(.08)	.22	(.66)	.52	(.11)		.28

Net increase (decrease) in net asset value from operations	.14	.57	(.33)	.89	.28		.67

Less: Dividends
Dividends from net investment income	(.23)	(.36)	(.34)	(.38)	(.39)		(.40)

Net asset value, end of period	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71		$ 9.82

Total Return
Total investment return based on net asset value(d)	1.43%	6.04%	(3.30)%	9.29%	3.08%		7.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,559	$100,039	$113,048	$122,671	$118,468		$129,078
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%^	.87%	.87%	.87%	.87%		.87	%+
Expenses, before waivers/reimbursements	1.00%^	1.00%	.95%	.96%	.97%		.97	%+
Net investment income(b)	3.42%^	3.62%	3.34%	3.70%	4.09%		4.08	%+
Portfolio turnover rate	2%	16%	30%	14%	0	%(g)	9%

See footnote summary on pages 174-175.

162	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class B
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
		2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.76	$ 9.55	$ 10.22	$ 9.71	$ 9.82		$ 9.55

Income From Investment Operations
Net investment income(b)(c)	.18	.28	.26	.30	.32		.32
Net realized and unrealized gain (loss) on investment transactions	(.09)	.22	(.66)	.52	(.10)		.28

Net increase (decrease) in net asset value from operations	.09	.50	(.40)	.82	.22		.60

Less: Dividends
Dividends from net investment income	(.18)	(.29)	(.27)	(.31)	(.33)		(.33)

Net asset value, end of period	$ 9.67	$ 9.76	$ 9.55	$ 10.22	$ 9.71		$ 9.82

Total Return
Total investment return based on net asset value(d)	.95%	5.32%	(3.97)%	8.53%	2.37%		6.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$365	$466	$978	$1,997	$2,982		$4,878
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%^	1.57%	1.57%	1.57%	1.57%		1.57	%+
Expenses, before waivers/reimbursements	1.73%^	1.71%	1.65%	1.68%	1.68%		1.68	%+
Net investment income(b)	2.70%^	2.94%	2.62%	3.02%	3.39%		3.37	%+
Portfolio turnover rate	2%	16%	30%	14%	0	%(g)	9%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	163

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class C
	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
		2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 9.77	$ 9.55	$ 10.23	$ 9.72	$ 9.82		$ 9.56

Income From Investment Operations
Net investment income(b)(c)	.18	.28	.26	.30	.32		.32
Net realized and unrealized gain (loss) on investment transactions	(.10)	.23	(.67)	.52	(.09)		.27

Net increase (decrease) in net asset value from operations	.08	.51	(.41)	.82	.23		.59

Less: Dividends
Dividends from net investment income	(.18)	(.29)	(.27)	(.31)	(.33)		(.33)

Net asset value, end of period	$ 9.67	$ 9.77	$ 9.55	$ 10.23	$ 9.72		$ 9.82

Total Return
Total investment return based on net asset value(d)	.84%	5.41%	(4.07)%	8.52%	2.47%		6.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,419	$29,694	$32,846	$37,604	$34,224		$38,765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57%^	1.57%	1.57%	1.57%	1.57%		1.57	%+
Expenses, before waivers/reimbursements	1.72%^	1.70%	1.65%	1.66%	1.67%		1.67	%+
Net investment income(b)	2.70%^	2.91%	2.64%	2.99%	3.39%		3.38	%+
Portfolio turnover rate.	2%	16%	30%	14%	0	%(g)	9%

See footnote summary on pages 174-175.

164	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.93	$ 9.80	$ 10.58	$ 10.21	$ 10.22	$ 10.12

Income From Investment Operations
Net investment income(b)(c)	.21	.34	.34	.37	.37	.37
Net realized and unrealized gain (loss) on investment transactions	(.03)	.14	(.72)	.38	(.01)	.11

Net increase (decrease) in net asset value from operations	.18	.48	(.38)	.75	.36	.48

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.35)	(.35)	(.38)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.35)	(.40)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 9.89	$ 9.93	$ 9.80	$ 10.58	$ 10.21	$ 10.22

Total Return
Total investment return based on net asset value(d)	1.76%	5.04%	(3.77)%	7.47%	3.71%	4.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,775	$87,685	$103,466	$120,573	$106,356	$120,702
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.83	%^	.85%	.86%	.86%	.85%	.85	%+
Expenses, before waivers/reimbursements(e)	1.01	%^	1.02%	.96%	.97%	.96%	.99	%+
Net investment income(b)	3.11	%^	3.50%	3.27%	3.55%	3.65%	3.72	%+
Portfolio turnover rate	14%	17%	26%	27%	8%	3%
See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	165

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.92	$ 9.79	$ 10.57	$ 10.20	$ 10.21	$ 10.11

Income From Investment Operations
Net investment income(b)(c)	.16	.28	.26	.30	.29	.30
Net realized and unrealized gain (loss) on investment transactions	(.03)	.14	(.71)	.38	.01†	.11

Net increase (decrease) in net asset value from operations	.13	.42	(.45)	.68	.30	.41

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.29)	(.28)	(.31)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.29)	(.33)	(.31)	(.31)	(.31)

Net asset value, end of period	$ 9.88	$ 9.92	$ 9.79	$ 10.57	$ 10.20	$ 10.21

Total Return
Total investment return based on net asset value(d)	1.28%	4.32%	(4.43)%	6.74%	3.00%	4.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144	$209	$810	$1,833	$3,082	$4,991
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55	%^	1.55%	1.56%	1.55%	1.55%	1.55	%+
Expenses, before waivers/reimbursements(e)	1.75	%^	1.72%	1.66%	1.70%	1.68%	1.71	%+
Net investment income(b)	2.39	%^	2.85%	2.57%	2.90%	2.94%	3.03	%+
Portfolio turnover rate	14%	17%	26%	27%	8%	3%

See footnote summary on pages 174-175.

166	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.92	$ 9.80	$ 10.58	$ 10.20	$ 10.21	$ 10.12

Income From Investment Operations
Net investment income(b)(c)	.16	.27	.27	.30	.30	.30
Net realized and unrealized gain (loss) on investment transactions	(.03)	.14	(.73)	.39	.00	(f)†	.10

Net increase (decrease) in net asset value from operations	.13	.41	(.46)	.69	.30	.40

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.29)	(.27)	(.31)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.29)	(.32)	(.31)	(.31)	(.31)

Net asset value, end of period	$ 9.88	$ 9.92	$ 9.80	$ 10.58	$ 10.20	$ 10.21

Total Return
Total investment return based on net asset value(d)	1.28%	4.21%	(4.44)%	6.83%	2.99%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,673	$31,409	$37,947	$43,943	$41,520	$44,272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55	%^	1.55%	1.56%	1.56%	1.55%	1.55	%+
Expenses, before waivers/reimbursements(e)	1.74	%^	1.72%	1.66%	1.67%	1.66%	1.69	%+
Net investment income(b)	2.39	%^	2.81%	2.58%	2.86%	2.96%	3.02	%+
Portfolio turnover rate	14%	17%	26%	27%	8%	3%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	167

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Pennsylvania Portfolio
	Class A
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.43		$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(b)(c)	.22		.34	.34	.37	.40	.40
Net realized and unrealized gain (loss) on investment transactions	(.01)		.35	(.75)	.53	(.03)	.27

Net increase (decrease) in net asset value from operations	.21		.69	(.41)	.90	.37	.67

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.34)	(.34)	(.37)	(.40)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	(.09)	(.01)	(.09)	– 0	–

Total dividends and distributions	(.22)		(.37)	(.43)	(.38)	(.49)	(.40)

Net asset value, end of period	$ 10.42		$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Total Return
Total investment return based on net asset value(d)	1.99%		6.93%	(3.82)%	8.74%	3.75%	6.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,907		$82,402	$88,199	$105,045	$101,432	$104,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88	%^	.90%	.92%	.95%	.95%	.95	%+
Expenses, before waivers/reimbursements	1.04	%^	1.07%	1.01%	.99%	1.00%	1.01	%+
Net investment income(b)	3.10	%^	3.29%	3.23%	3.44%	3.90%	3.88	%+
Portfolio turnover rate	2%		25%	17%	20%	6%	17%

See footnote summary on pages 174-175.

168	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Pennsylvania Portfolio
	Class B
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.43		$ 10.11	$ 10.95	$ 10.43	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(b)(c)	.17		.27	.27	.29	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.01)		.34	(.75)	.53	(.02)	.27

Net increase (decrease) in net asset value from operations	.16		.61	(.48)	.82	.30	.60

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.26)	(.27)	(.29)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	(.09)	(.01)	(.09)	– 0	–

Total dividends and distributions	(.17)		(.29)	(.36)	(.30)	(.42)	(.33)

Net asset value, end of period	$ 10.42		$ 10.43	$ 10.11	$ 10.95	$ 10.43	$ 10.55

Total Return
Total investment return based on net asset value(d)	1.50%		6.19%	(4.49)%	7.99%	3.03%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168		$340	$901	$1,699	$3,164	$4,642
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%^	1.60%	1.62%	1.65%	1.65%	1.65	%+
Expenses, before waivers/reimbursements	1.79	%^	1.78%	1.72%	1.71%	1.72%	1.73	%+
Net investment income(b)	2.38	%^	2.62%	2.51%	2.77%	3.19%	3.18	%+
Portfolio turnover rate	2%		25%	17%	20%	6%	17%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	169

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Pennsylvania Portfolio
	Class C
	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
			2014	2013		2012	2011	2010

Net asset value, beginning of period	$ 10.43		$ 10.11	$ 10.95		$ 10.44	$ 10.55	$ 10.28

Income From Investment Operations
Net investment income(b)(c)	.17		.26	.27		.29	.32	.33
Net realized and unrealized gain (loss) on investment transactions	(.01)		.35	(.75)		.52	(.01)	.27

Net increase (decrease) in net asset value from operations	.16		.61	(.48)		.81	.31	.60

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.26)	(.27)		(.29)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	(.09)		(.01)	(.09)	– 0	–

Total dividends and distributions	(.17)		(.29)	(.36)		(.30)	(.42)	(.33)

Net asset value, end of period	$ 10.42		$ 10.43	$ 10.11		$ 10.95	$ 10.44	$ 10.55

Total Return
Total investment return based on net asset value(d)	1.49%		6.19%	(4.49	) %	7.88%	3.13%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,635		$22,057	$23,789		$28,555	$25,694	$28,671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%^	1.60%	1.62%		1.65%	1.65%	1.65	%+
Expenses, before waivers/reimbursements	1.77	%^	1.77%	1.71%		1.69%	1.71%	1.71	%+
Net investment income(b)	2.38	%^	2.59%	2.53%		2.74%	3.19%	3.17	%+
Portfolio turnover rate	2%		25%	17%		20%	6%	17%

See footnote summary on pages 174-175.

170	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class A
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.13	$ 10.70	$ 11.61	$ 11.12	$ 11.07	$ 10.84

Income From Investment Operations
Net investment income(b)(c)	.23	.36	.34	.37	.41	.39
Net realized and unrealized gain (loss) on investment transactions	(.01)	.44	(.81)	.56	.09	.24

Net increase (decrease) in net asset value from operations	.22	.80	(.47)	.93	.50	.63

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.37)	(.35)	(.38)	(.43)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.24)	(.37)	(.44)	(.44)	(.45)	(.40)

Net asset value, end of period	$ 11.11	$ 11.13	$ 10.70	$ 11.61	$ 11.12	$ 11.07

Total Return
Total investment return based on net asset value(d)	1.94%	7.60%	(4.21)%	8.55%	4.72%	6.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181,642	$173,381	$186,429	$228,317	$189,326	$204,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%^	.80%	.77%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements	.90	%^	.92%	.88%	.89%	.91%	.92	%+
Net investment income(b)	3.05	%^	3.29%	2.98%	3.28%	3.84%	3.64	%+
Portfolio turnover rate	5%	8%	16%	23%	24%	8%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	171

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class B
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.11	$ 10.68	$ 11.59	$ 11.10	$ 11.05	$ 10.82

Income From Investment Operations
Net investment income(b)(c)	.17	.29	.26	.29	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.01)	.43	(.81)	.56	.08	.24

Net increase (decrease) in net asset value from operations	.16	.72	(.55)	.85	.42	.56

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)	(.27)	(.30)	(.35)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.18)	(.29)	(.36)	(.36)	(.37)	(.33)

Net asset value, end of period	$ 11.09	$ 11.11	$ 10.68	$ 11.59	$ 11.10	$ 11.05

Total Return
Total investment return based on net asset value(d)	1.46%	6.87%	(4.88)%	7.83%	4.01%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$340	$668	$1,267	$2,083	$3,132	$4,752
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%^	1.50%	1.47%	1.42%	1.42%	1.42	%+
Expenses, before waivers/reimbursements	1.63	%^	1.62%	1.59%	1.61%	1.63%	1.64	%+
Net investment income(b)	2.34	%^	2.63%	2.28%	2.62%	3.15%	2.96	%+
Portfolio turnover rate	5%	8%	16%	23%	24%	8%

See footnote summary on pages 174-175.

172	• AB MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class C
October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.10	$ 10.67	$ 11.59	$ 11.09	$ 11.04	$ 10.81

Income From Investment Operations
Net investment income(b)(c)	.17	.28	.26	.29	.34	.32
Net realized and unrealized gain (loss) on investment transactions	(.01)	.44	(.82)	.57	.08	.24

Net increase (decrease) in net asset value from operations	.16	.72	(.56)	.86	.42	.56

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)	(.27)	(.30)	(.35)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.09)	(.06)	(.02)	– 0	–

Total dividends and distributions	(.18)	(.29)	(.36)	(.36)	(.37)	(.33)

Net asset value, end of period	$ 11.08	$ 11.10	$ 10.67	$ 11.59	$ 11.09	$ 11.04

Total Return
Total investment return based on net asset value(d)	1.46%	6.88%	(4.97)%	7.91%	4.01%	5.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,359	$55,038	$59,194	$73,102	$61,044	$59,844
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53	%^	1.50%	1.47%	1.42%	1.42%	1.42	%+
Expenses, before waivers/reimbursements	1.63	%^	1.62%	1.59%	1.59%	1.61%	1.62	%+
Net investment income(b)	2.34	%^	2.60%	2.29%	2.59%	3.14%	2.95	%+
Portfolio turnover rate	5%	8%	16%	23%	24%	8%

See footnote summary on pages 174-175.

AB MUNICIPAL INCOME FUND II •	173

Financial Highlights

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
			2014	2013	2012	2011	2010

AB Arizona Portfolio
Class A
Net of waivers	.78	%^	.78%	.78%	.78%	.78%	.78	%+
Before waivers	.97	%^	.98%	.92%	.94%	.95%	.94	%+
Class B
Net of waivers	1.50	%^	1.48%	1.48%	1.48%	1.48%	1.48	%+
Before waivers	1.70	%^	1.68%	1.63%	1.66%	1.67%	1.65	%+
Class C
Net of waivers	1.50	%^	1.48%	1.48%	1.48%	1.48%	1.48	%+
Before waivers	1.70	%^	1.68%	1.63%	1.64%	1.66%	1.64	%+

AB Michigan Portfolio
Class A
Net of waivers	N/A		N/A	.94%	1.01%	1.01%	1.01	%+
Before waivers	N/A		N/A	1.05%	1.05%	1.09%	1.06	%+
Class B
Net of waivers	N/A		N/A	1.65%	1.71%	1.71%	1.71	%+
Before waivers	N/A		N/A	1.76%	1.78%	1.80%	1.78	%+
Class C
Net of waivers	N/A		N/A	1.64%	1.71%	1.71%	1.71	%+
Before waivers	N/A		N/A	1.76%	1.76%	1.79%	1.76	%+

AB Minnesota Portfolio
Class A
Net of waivers	N/A		N/A	.90%	.90%	.90%	.90	%+
Before waivers	N/A		N/A	1.02%	1.02%	1.02%	1.02	%+
Class B
Net of waivers	N/A		N/A	1.60%	1.60%	1.60%	1.60	%+
Before waivers	N/A		N/A	1.73%	1.94%	1.90%	1.76	%+
Class C
Net of waivers	N/A		N/A	1.60%	1.60%	1.60%	1.60	%+
Before waivers	N/A		N/A	1.72%	1.72%	1.73%	1.72	%+

174	• AB MUNICIPAL INCOME FUND II

Financial Highlights

	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
		2014	2013	2012	2011	2010

AB Ohio Portfolio
Class A
Net of waivers	N/A	.85%	.85%	.85%	.85%	.85	%+
Before waivers	N/A	1.01%	.96%	.96%	.96%	.99	%+
Class B
Net of waivers	N/A	1.55%	1.55%	1.55%	1.55%	1.55	%+
Before waivers	N/A	1.72%	1.66%	1.69%	1.68%	1.71	%+
Class C
Net of waivers	N/A	1.55%	1.55%	1.55%	1.55%	1.55	%+
Before waivers	N/A	1.72%	1.66%	1.66%	1.66%	1.69	%+

(f)	Amount is less than $.005.

(g)	Amount is less than .005%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

AB MUNICIPAL INCOME FUND II •	175

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund II, formerly AllianceBernstein Municipal Income Fund II (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; collectively, the “Fund”) as of May 31, 2015, and the related statements of operations for the period October 1, 2014 to May 31, 2015 and the year ended September 30, 2014, the statements of changes in net assets for the period October 1, 2014 to May 31, 2015 and each of the two years in the period ended September 30, 2014, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AB Municipal Income Fund II, formerly AllianceBernstein Municipal Income Fund II at May 31, 2015, the results of their operations for the period October 1, 2014 to May 31, 2015 and the year ended September 30, 2014, the changes in their net assets for the period October 1, 2014 to May 31, 2015 and each of the two years in the period ended September 30, 2014 and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 28, 2015

176	• AB MUNICIPAL INCOME FUND II

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Wayne D. Godlin(2) , Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

AB MUNICIPAL INCOME FUND II •	177

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2004)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

AB MUNICIPAL INCOME FUND II •	179

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2004)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

180	• AB MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

AB MUNICIPAL INCOME FUND II •	181

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

182	• AB MUNICIPAL INCOME FUND II

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB MUNICIPAL INCOME FUND II •	183

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

(Guy) Robert B. Davidson III 54	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Michael G. Brooks 67	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Fred S. Cohen 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Wayne D. Godlin 54	Vice President	Senior Vice President of the Adviser** since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2010.

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Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB MUNICIPAL INCOME FUND II •	185

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios (the “Portfolios”):2

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Trustees on November 4-6, 2014.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

186	• AB MUNICIPAL INCOME FUND II

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	Arizona Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio New Jersey Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

AB MUNICIPAL INCOME FUND II •	187

The Portfolios’ net assets on September 30, 2014 are set forth below:

Portfolio	September 30, 2014 Net Assets ($MM)
Arizona Portfolio	$133.9
Massachusetts Portfolio	$248.7
Michigan Portfolio	$58.3
Minnesota Portfolio	$85.7
New Jersey Portfolio	$129.6
Ohio Portfolio	$119.0
Pennsylvania Portfolio	$104.7
Virginia Portfolio	$228.9

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$46,822	0.027%
Massachusetts Portfolio	$46,056	0.015%
Michigan Portfolio	$47,179	0.050%
Minnesota Portfolio	$46,275	0.044%
New Jersey Portfolio	$46,463	0.029%
Ohio Portfolio	$47,028	0.029%
Pennsylvania Portfolio	$70,589	0.055%
Virginia Portfolio	$46,985	0.016%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to Portfolios’ prospectus update. In addition, set forth below are the gross expense ratios of the Portfolios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Arizona Portfolio[8]	Class A Class B Class C	0.78% 1.48% 1.48%	0.98% 1.69% 1.68%	September 30 (ratios as of Mar. 31, 2014)

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of less than 0.01% for Class A and Class B shares and 0.01% for Class C shares.

188	• AB MUNICIPAL INCOME FUND II

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Massachusetts Portfolio	Class A Class B Class C	0.82% 1.52% 1.52%	0.91% 1.61% 1.61%	September 30 (ratios as of Mar. 31, 2014)

Michigan Portfolio[9]	Class A Class B Class C	0.90% 1.60% 1.60%	1.20% 1.92% 1.91%	September 30 (ratios as of Mar. 31, 2014)

Minnesota Portfolio[10]	Class A Class B Class C	0.90% 1.60% 1.60%	1.08% 1.80% 1.78%	September 30 (ratios as of Mar. 31, 2014)

New Jersey Portfolio	Class A Class B Class C	0.87% 1.57% 1.57%	0.99% 1.70% 1.69%	September 30 (ratios as of Mar. 31, 2014)

Ohio Portfolio[11]	Class A Class B Class C	0.85% 1.55% 1.55%	1.00% 1.71% 1.71%	September 30 (ratios as of Mar. 31, 2014)

Pennsylvania Portfolio	Class A Class B Class C	0.90% 1.60% 1.60%	1.08% 1.80% 1.78%	September 30 (ratios as of Mar. 31, 2014)

Virginia Portfolio	Class A Class B Class C	0.80% 1.50% 1.50%	0.92% 1.62% 1.62%	September 30 (ratios as of Mar. 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the

9	The Fund’s expense ratios exclude interest expense of 0.01% for Class A and Class B shares and less than 0.01% for Class C shares.

10	The Fund’s expense ratios exclude interest expense of less than 0.01% for Class A and Class C shares and 0.01% for Class B shares.

11	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

AB MUNICIPAL INCOME FUND II •	189

Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.12 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

190	• AB MUNICIPAL INCOME FUND II

investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee(%)[16]	Lipper Exp. Group Median(%)	Rank
Arizona Portfolio[17]	0.450	0.500	3/12
Massachusetts Portfolio	0.450	0.506	2/8
Michigan Portfolio	0.450	0.506	2/12
Minnesota Portfolio	0.450	0.535	2/7
New Jersey Portfolio	0.450	0.508	2/8
Ohio Portfolio	0.450	0.519	2/7
Pennsylvania Portfolio	0.450	0.497	2/10
Virginia Portfolio[17]	0.450	0.459	2/5

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

17	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee of the peer’s breakpoint gross income component.

AB MUNICIPAL INCOME FUND II •	191

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio	0.780	0.800	5/13	0.802	31/85
Massachusetts Portfolio	0.821	0.821	5/9	0.831	6/13
Michigan Portfolio	0.939	0.813	12/13	0.802	69/85
Minnesota Portfolio	0.904	0.838	8/8	0.848	10/12
New Jersey Portfolio	0.873	0.818	9/9	0.818	11/13
Ohio Portfolio	0.850	0.803	6/8	0.805	7/11
Pennsylvania Portfolio	0.919	0.790	10/11	0.790	13/17
Virginia Portfolio	0.773	0.783	3/6	0.783	4/8

Based on this analysis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. Except for Arizona Portfolio and Virginia Portfolio, which have lower expense ratios than their respective EG medians and Massachusetts Portfolio, which has an expense ratio equal to its EG median, the Portfolios’ have higher expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

192	• AB MUNICIPAL INCOME FUND II

Adviser’s profitability from providing investment advisory services to the Portfolios increased, except for Michigan Portfolio, Minnesota Portfolio and Pennsylvania Portfolio during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio		$110
Massachusetts Portfolio		$138
Michigan Portfolio	$	– 0	–
Minnesota Portfolio		$161
New Jersey Portfolio	$	– 0	–
Ohio Portfolio		$260
Pennsylvania Portfolio		$78
Virginia Portfolio		$588

AB MUNICIPAL INCOME FUND II •	193

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$767,213	$4,015
Massachusetts Portfolio	$1,438,151	$39,432
Michigan Portfolio	$475,875	$3,085
Minnesota Portfolio	$472,871	$10,254
New Jersey Portfolio	$750,511	$2,595
Ohio Portfolio	$805,895	$4,420
Pennsylvania Portfolio	$588,488	$14,065
Virginia Portfolio	$1,394,519	$41,389

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
Arizona Portfolio	$19,354
Massachusetts Portfolio	$39,786
Michigan Portfolio	$25,188
Minnesota Portfolio	$20,189
New Jersey Portfolio	$28,668
Ohio Portfolio	$26,748
Pennsylvania Portfolio	$27,544
Virginia Portfolio	$36,635

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM

194	• AB MUNICIPAL INCOME FUND II

has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB MUNICIPAL INCOME FUND II •	195

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2014.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio[26]
1 year	5.58	5.58	6.15	7/13	57/85
3 year	4.38	4.61	4.38	8/13	43/85
5 year	4.84	4.84	4.82	7/13	39/83
10 year	4.38	4.21	4.11	1/11	14/78

Massachusetts Portfolio
1 year	5.84	6.61	6.61	7/9	10/13
3 year	4.49	4.62	4.63	7/9	10/13
5 year	4.82	4.91	4.94	7/9	11/13
10 year	4.49	4.12	4.20	3/9	3/12

Michigan Portfolio[27]
1 year	4.97	5.38	6.15	10/13	70/85
3 year	2.47	4.35	4.38	12/13	83/85
5 year	3.42	4.99	4.82	12/13	80/83
10 year	3.72	4.11	4.11	11/12	67/78

Minnesota Portfolio
1 year	6.22	7.29	6.76	7/8	10/12
3 year	4.19	4.92	4.73	8/8	12/12
5 year	4.35	5.19	5.15	8/8	12/12
10 year	4.22	4.54	4.39	6/7	9/11

New Jersey Portfolio
1 year	5.00	6.54	6.40	8/9	10/13
3 year	4.23	5.35	4.55	8/9	10/13
5 year	5.11	5.82	5.11	6/9	7/13
10 year	4.19	4.24	4.20	5/8	7/12

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

26	Prior to the third quarter of 2013, the Portfolio was classified by Lipper as an Arizona Municipal Debt Fund. From the third quarter of 2013 through the present, the Portfolio is classified by Lipper as an Other States Municipal Debt Fund.

27	Prior to the third quarter of 2013, the Portfolio was classified by Lipper as a Michigan Municipal Debt Fund. From the third quarter of 2013 through the present, the Fund is classified by Lipper as an Other States Municipal Debt Fund.

196	• AB MUNICIPAL INCOME FUND II

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Ohio Portfolio
1 year	3.62	6.75	6.88	8/8	11/11
3 year	2.99	4.71	4.65	8/8	11/11
5 year	4.02	4.71	4.56	7/8	10/11
10 year	3.92	4.12	4.11	5/6	7/9

Pennsylvania Portfolio
1 year	6.09	6.95	6.72	9/11	11/17
3 year	4.14	4.84	4.84	10/11	15/17
5 year	5.19	5.19	5.19	6/11	8/17
10 year	4.11	4.23	4.32	7/10	12/16

Virginia Portfolio
1 year	6.68	5.68	5.68	1/6	1/8
3 year	4.26	4.22	4.11	3/6	3/8
5 year	5.05	4.81	4.56	3/6	3/8
10 year	4.55	4.07	4.07	1/5	1/7

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)28 versus their benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending July 31, 2014 Annualized Net Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Arizona Portfolio	5.58	4.38	4.84	4.38	5.41	4.01	0.67	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.69	4.37	0.72	10
Inception Date: June 1, 1994

Massachusetts Portfolio	5.84	4.49	4.82	4.49	5.61	4.05	0.69	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.67	4.37	0.72	10
Inception Date: March 29, 1994

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

29	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 30 2014.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB MUNICIPAL INCOME FUND II •	197

	Periods Ending July 31, 2014 Annualized Net Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Michigan Portfolio	4.97	2.47	3.42	3.72	5.13	3.79	0.55	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.43	4.37	0.72	10
Inception Date: February 25, 1994

Minnesota Portfolio	6.23	4.19	4.35	4.22	4.84	3.74	0.68	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.42	4.37	0.72	10
Inception Date: June 25, 1993

New Jersey Portfolio	5.00	4.23	5.11	4.19	4.64	4.21	0.60	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.42	4.37	0.72	10
Inception Date: June 25, 1993

Ohio Portfolio	3.62	2.99	4.02	3.92	4.69	3.87	0.58	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.42	4.37	0.72	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	6.09	4.14	5.19	4.11	5.01	4.10	0.60	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.42	4.37	0.72	10
Inception Date: June 25, 1993

Virginia Portfolio	6.68	4.26	5.05	4.55	5.62	4.29	0.67	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	5.65	4.37	0.72	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

198	• AB MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB MUNICIPAL INCOME FUND II •	199

AB Family of Funds

NOTES

200	• AB MUNICIPAL INCOME FUND II

AB MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0515

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2014	$32,051	$—	$12,967
	2015	$26,418	$—	$17,130
Massachusetts Portfolio	2014	$34,144	$—	$12,967
	2015	$28,143	$—	$17,130
Michigan Portfolio	2014	$32,051	$—	$12,967
	2015	$26,418	$—	$17,130
Minnesota Portfolio	2014	$34,144	$—	$12,967
	2015	$28,143	$—	$17,130
New Jersey Portfolio	2014	$34,144	$—	$12,967
	2015	$28,143	$—	$17,130
Ohio Portfolio	2014	$34,144	$—	$12,967
	2015	$28,143	$—	$17,130
Pennsylvania Portfolio	2014	$32,051	$—	$12,967
	2015	$26,418	$—	$17,130
Virginia Portfolio	2014	$34,144	$—	$12,967
	2015	$28,143	$—	$17,130

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Massachusetts Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Michigan Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Minnesota Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
New Jersey Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Ohio Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Pennsylvania Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)
Virginia Portfolio	2014	$381,772	$12,967
			$—
			$(12,967)
	2015	$225,380	$17,130
			$—
			$(17,130)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015